[PHOTO]

THE OAKMARK FUND

THE OAKMARK
SELECT FUND

THE OAKMARK SMALL
CAP FUND

THE OAKMARK EQUITY
AND INCOME FUND

THE OAKMARK
GLOBAL FUND

THE OAKMARK
INTERNATIONAL FUND

THE OAKMARK
INTERNATIONAL SMALL
CAP FUND







                              THIRD QUARTER REPORT

                                 JUNE 30, 2001


                                                             [OAKMARK LOGO]


Advised by Harris Associates L.P.

THE OAKMARK FAMILY OF FUNDS
2001 THIRD QUARTER REPORT


LETTER FROM THE PRESIDENT                                                 1

SUMMARY INFORMATION                                                       2

THE OAKMARK FUND
   Letter from the Portfolio Managers                                     4
   Schedule of Investments                                                6

THE OAKMARK SELECT FUND
   Letter from the Portfolio Managers                                     9
   Schedule of Investments                                               12

THE OAKMARK SMALL CAP FUND
   Letter from the Portfolio Managers                                    14
   Schedule of Investments                                               17

THE OAKMARK EQUITY AND INCOME FUND
   Letter from the Portfolio Managers                                    20
   Schedule of Investments                                               23

THE OAKMARK GLOBAL FUND
   Letter from the Portfolio Managers                                    27
   Global Diversification Chart                                          30
   Schedule of Investments                                               31

THE OAKMARK INTERNATIONAL FUND
   Letter from the Portfolio Managers                                    35
   International Diversification Chart                                   38
   Schedule of Investments                                               39

THE OAKMARK INTERNATIONAL SMALL CAP FUND
   Letter from the Portfolio Managers                                    44
   International Diversification Chart                                   47
   Schedule of Investments                                               48

TRUSTEES AND OFFICERS                                                    57

FOR MORE INFORMATION

Access our web site at www.oakmark.com to obtain a prospectus, an application or periodic reports, or call 1-800-OAKMARK (1-800-625-6275) or (617) 449-6274.

WEB SITE AND 24-HOUR NET ASSET VALUE HOTLINE

Access our web site at www.oakmark.com to obtain the current net asset value of a fund, or call 1-800-GROWOAK (1-800-476-9625).

TO COMMENT ON SHAREHOLDER SERVICES

E-mail us at ServiceComments@oakmark.com.

LETTER FROM THE PRESIDENT

DEAR FELLOW SHAREHOLDERS,

   Value investors continued to benefit in the first half of the year 2001. Traditional companies led the way as technology and telecom stocks suffered from earnings problems. Our managers have strong confidence in their current portfolios, and we believe the market has only partially corrected the imbalances that were caused by the tech bubble.

FINDING VALUE IN TECH?

   During our conversations with reporters and clients, we are often asked if we are buying tech stocks. Our activity in this area is still muted, but we do have some exposure. Our holdings share several characteristics: market leadership, strong balance sheets, experienced management, and cyclical (not secular) problems. We believe these companies offer attractive reward opportunities.

   Even after the sharp decline in tech stock prices over the past year, the market continues to place a significant valuation discount on more traditional companies compared to tech stocks. Thus, our portfolios continue to be significantly underweighted in the tech sector. And while other value managers may be increasing cash positions because they say they are finding fewer opportunities, our investment team continues to uncover many growing companies at attractive valuations.

THE VALUE OF INDEPENDENT RESEARCH

   Recently, two issues have surfaced which underscore the importance of our unique research effort. First, sell-side Wall Street analysts have come under fire because of concerns about conflicts of interest with investment banking clients. Second, the SEC recently introduced Regulation FD, which ensures that all investors receive company information in a timely and fair basis.

   We support timely and accurate disclosure to all investors--these are vital attributes of our capital markets. Moreover, we typically do not rely on Wall Street analysts nor the company "guidance" that flourished before Reg FD, so we are not affected by these issues. Our experienced, independent research effort represents an important strength of our investment process, and this acts as an important competitive advantage in this environment.

DISPASSIONATE EVALUATION OF HOLDINGS

   Our managers have made investment mistakes--all managers do. We believe one of the key ingredients of long-term investment success is the ability to admit a mistake, take the loss and move on to a more attractively priced, more promising idea. But many investors find it psychologically difficult to admit a mistake: when a stock or fund is down, many will wait for it to rise rather than consider better investment opportunities. This trait can often lead to the long-term erosion of capital. We try to overcome the tendency to hold on too long by constantly asking ourselves the following question: if we didn't own the stock, would we buy it today?

[PHOTO]

OAKMARK FUND'S 10-YEAR ANNIVERSARY

   We are pleased to celebrate a significant event: the 10-year anniversary for The Oakmark Fund. Its start on August 5, 1991, marked the beginning of our family of funds--now seven funds in all--each designed to address a unique objective yet managed with a consistent investment process. The Oakmark Fund, like many value investments, has successfully weathered difficult periods when value was out of favor. As value investors, we recognize that patience is a virtue and believe that, over the long term, patient investors are rewarded. We generally hold the companies in which we invest for three to five years, a time horizon that we'd encourage our shareholders to consider as well.

TOP PERFORMERS

   While we are pleased with recent returns, long-term performance is also important to us and our shareholders. Perhaps the volatility we've all lived through over the past several years has reaffirmed a lesson: the market is unpredictable, and thus, one must invest with full consideration given to the RISK and reward potential of investment positions.

   Thank you for your support and continued investment.



/s/ Robert M. Levy
ROBERT M. LEVY
PRESIDENT AND CEO

July 5, 2001

THE OAKMARK FAMILY OF FUNDS
Summary Information


                                                                           THE OAKMARK                   THE OAKMARK
PERFORMANCE FOR PERIOD                      THE OAKMARK                       SELECT                      SMALL CAP
ENDED JUNE 30, 2001(1)                         FUND                            FUND                         FUND
3 MONTHS*                                      9.25%                          9.26%                         19.10%

6 MONTHS*                                     17.31%                         21.02%                         25.27%

1 YEAR                                        40.42%                         47.45%                         33.23%

AVERAGE ANNUAL TOTAL
RETURN FOR:

3 YEAR                                         4.41%                         20.55%                          1.21%

5 YEAR                                        11.84%                          N/A                           11.21%

SINCE INCEPTION                               20.96%                         31.49%                         14.19%

VALUE OF $10,000                            $65,927                        $35,865                        $21,218
FROM INCEPTION DATE                         (8/5/91)                      (11/1/96)                      (11/1/95)

TOP FIVE HOLDINGS            Washington Mutual, Inc.     3.8%    Washington Mutual, Inc.   15.1%     ITT Educational Services,
AS OF JUNE 30, 2001(2)                                                                                   Inc.                   5.8%
                             Fortune Brands Inc.         3.2%    Toys `R' Us, Inc.          6.6%     Catellus Development
                                                                                                         Corporation            5.3%
COMPANY AND % OF TOTAL       J.C. Penney Company, Inc.   2.8%    H&R Block, Inc.            6.2%     Checkpoint Systems, Inc.   4.4%
NET ASSETS                   H&R Block, Inc.             2.8%    AT&T Corporation           4.7%     The PMI Group, Inc.        4.1%
                             The Kroger Company          2.8%    Mattel, Inc.               4.2%     MSC Software Corporation   3.9%
TOP FIVE INDUSTRIES          Retail                     11.9%    Retail                    17.7%     Bank & Thrifts             9.4%
AS OF JUNE 30, 2001          Other Consumer Goods and
                               Services                  9.6%    Bank & Thrifts            15.1%     Real Estate                7.2%
INDUSTRIES AND % OF TOTAL    Computer Services           5.6%    Other Consumer Goods and            Food & Beverage            6.6%
NET ASSETS                                                          Services               10.4%
                             Bank & Thrifts              5.3%    Information Services       9.2%     Educational Services       5.8%
                             Telecommunications          5.2%    Telecommunications         7.7%     Computer Software          4.8%

* Not annualized


                                THE OAKMARK            THE OAKMARK              THE OAKMARK             THE OAKMARK
PERFORMANCE FOR PERIOD           EQUITY AND              GLOBAL                INTERNATIONAL            INTERNATIONAL
ENDED JUNE 30, 2001(1)          INCOME FUND               FUND                     FUND                 SMALL CAP FUND
3 MONTHS*                           8.06%                 15.76%                   9.99%                    3.58%

6 MONTHS*                          12.53%                 14.94%                   0.39%                    6.92%

1 YEAR                             29.43%                 28.02%                   5.68%                    1.60%

AVERAGE ANNUAL TOTAL
RETURN FOR:

3 YEAR                             14.40%                  N/A                    13.26%                   16.82%

5 YEAR                             17.22%                  N/A                     9.87%                    6.40%

SINCE INCEPTION                    17.08%                 15.98%(23)              13.13%                    8.38%

VALUE OF $10,000                 $24,445                $13,289                 $29,437                   $15,777
FROM INCEPTION DATE             (11/1/95)               (8/4/99)               (9/30/92)                 (11/1/95)

TOP FIVE HOLDINGS       Burlington Resources       Novell, Inc.           6.3% Enodis plc          4.8%  Jarvis Hotels plc     4.3%
AS OF JUNE 30, 2001(2)    Inc.                3.0% Somerfield plc         4.3% Somerfield plc      4.6%  Ducati Motor
                        St. Mary Land &             Valassis Communications,   Metso Oyj           4.3%    Holding S.p.A.      3.4%
COMPANY AND % OF TOTAL    Exploration Company 2.9%   Inc.                 4.2% Diageo plc          3.9%  GFI Industries SA     3.2%
NET ASSETS              Chiron Corporation    2.9% Learning Tree               Hunter Douglas            Fletcher Building Ltd.3.2%
                        Office Depot, Inc.    2.8%   International, Inc.  4.1%   N.V.              3.9%  Hite Brewery          2.8%
                        C.R. Bard, Inc.       2.7% Equifax Inc.           3.9%                               Co., Ltd.

TOP FIVE INDUSTRIES     U.S. Government            Information Services  11.4% Bank & Thrifts     11.2%  Retail               11.1%
AS OF JUNE 30, 2001       Notes              25.1% Computer Software      9.9% Other Industrial          Food & Beverage       9.0%
                        Oil & Natural Gas    10.0% Diversified                   Goods & Services 10.9%  Diversified
INDUSTRIES AND %        Medical Products      6.7%   Conglomerates        7.8% Food & Beverage    10.6%    Conglomerates       8.0%
OF TOTAL NET ASSETS     Information Services  6.5% Retail                 7.5% Publishing          7.3%  Building Materials
                        Retail                5.4% Food & Beverage        7.0% Chemicals           4.8%    and Construction    5.0%
                                                                                                         Publishing            5.0%

THE OAKMARK FUND

REPORT FROM BILL NYGREN AND KEVIN GRANT, PORTFOLIO MANAGERS

[PHOTO][PHOTO]

The Oakmark Fund gained 9% for the quarter ended June 30, increasing the nine-month fiscal-year-to-date return to 32%. Those returns compare very favorably to the S&P 500's less than 6% increase last quarter and its nine-month loss of 14%.

Our performance last quarter was aided by large increases in: JC Penney, +65%, where investors gained confidence that new CEO Allen Questrom will succeed in turning around this large retailer; Xerox, +60%, where both operating results and asset sales reached targets which quieted concerns of a liquidity squeeze; and Cendant, +34%, where CEO Henry Silverman demonstrated an ability to make synergistic acquisitions that increase per-share earnings.

As we enter a new quarter, our portfolio continues to be significantly underweighted in technology stocks. We said in our last quarterly report that we felt most technology businesses were worth less than their stock prices. Despite their declining earnings outlook, technology companies actually out-performed non-technology companies during the last quarter. As a result, we believe their overvaluation has increased and we continue to believe that our best opportunity is to buy growing companies outside of the tech sector.

We primarily compare our portfolio to the S&P 500 Index which is currently priced at just over 20 times next year's expected cash earnings. The stocks we have been adding to the portfolio are generally growing faster than the S&P 500, yet are priced at a lower multiple of expected cash earnings. Here are brief descriptions of our new holdings:

GUIDANT (GDT--36)

Guidant is a leading manufacturer of medical devices primarily for cardiovascular diseases. Guidant stock peaked at $72 last year and has declined largely due to new product

THE VALUE OF A $10,000 INVESTMENT IN THE OAKMARK FUND FROM ITS INCEPTION (8/5/91) TO PRESENT (6/30/01) AS COMPARED TO THE STANDARD & POOR'S 500 INDEX(3)

[CHART]

                     THE OAKMARK FUND       S & P 500
          8/1/1991               $10,000          $10,000
        12/31/1991               $13,020          $10,909
         3/31/1992               $14,690          $10,634
         6/30/1992               $15,230          $10,836
         9/30/1992               $16,800          $11,178
        12/31/1992               $19,386          $11,741
         3/31/1993               $20,927          $12,253
         6/30/1993               $21,494          $12,313
         9/30/1993               $23,095          $12,631
        12/31/1993               $25,300          $12,924
         3/31/1994               $24,242          $12,434
         6/30/1994               $24,951          $12,486
         9/30/1994               $26,663          $13,097
        12/31/1994               $26,138          $13,095
         3/31/1995               $28,539          $14,370
         6/30/1995               $30,303          $15,741
         9/30/1995               $32,841          $16,992
        12/31/1995               $35,134          $18,015
         3/31/1996               $36,386          $18,982
         6/30/1996               $37,661          $19,834
         9/30/1996               $37,945          $20,447
        12/31/1996               $40,828          $22,152
         3/31/1997               $42,456          $22,746
         6/30/1997               $48,917          $26,716
         9/30/1997               $52,009          $28,717
        12/31/1997               $54,132          $29,542
         3/31/1998               $59,517          $33,663
         6/30/1998               $57,909          $34,775
         9/30/1998               $49,899          $31,316
        12/31/1998               $56,155          $37,985
         3/31/1999               $55,888          $39,877
         6/30/1999               $62,332          $42,688
         9/30/1999               $53,882          $40,023
        12/31/1999               $50,277          $45,977
         3/31/2000               $45,767          $47,032
         6/30/2000               $46,950          $45,783
         9/30/2000               $49,815          $45,339
        12/31/2000               $56,201          $41,791
         3/31/2001               $60,342          $36,837
         6/30/2001               $65,927          $38,993


6/30/01 NAV(4) $35.18
                                                  AVERAGE ANNUAL TOTAL RETURN(1)
                                                          THROUGH 6/30/01
                                     TOTAL RETURN       FROM FUND INCEPTION
                                     LAST 3 MONTHS*           8/5/91
--------------------------------------------------------------------------------
THE OAKMARK FUND                          9.25%              20.96%
Standard & Poor's 500 Stock
   Index w/inc                            5.85%              14.72%
Dow Jones Industrial Average w/inc(5)     6.71%              15.97%
Lipper Large Cap Value Fund Index(6)      4.45%              13.85%

*Not annualized.

introductions from competitors. The medical device industry has historically experienced strong secular growth combined with product cycles -- companies introducing new products gain market share. Guidant has numerous new products in testing and will likely be the beneficiary of market share gains as these products are introduced in the coming years. Selling at less than 17 times estimated 2002 cash earnings, Guidant is not only selling at a large discount to its peers, but also at a discount to the S&P 500.

NOTE: On July 10, an FDA advisory panel voted against approving Guidant's new device for treating congestive heart failure. The stock has declined further to $28. That decline is triple the amount we believe Guidant's business value has declined. As you would expect, we have significantly increased our position.

HUGHES ELECTRONICS (GMH--21)

Through its DirecTV subsidiary, Hughes Electronics is the largest provider of satellite TV service. Just last month, DirecTV announced they had reached the 10 million subscriber milestone. Hughes stock peaked last March at $47 and has declined along with the technology sector as the excitement over satellite-delivered Internet access has declined. The per-subscriber economics of satellite TV are very similar to cable TV, leading us to conclude that the per-subscriber values ought to be similar. Hughes stock is now selling at about half the per-subscriber price of the large cable stocks.

KRAFT FOODS (KFT--31)

In our opinion, Kraft Foods is, quite simply, the best packaged foods company. The strength of its brands, its scale advantages, and its highly talented management team are unmatched by the competition. For that reason, when Kraft was brought public at a valuation similar to other food stocks, we saw an investment opportunity. Even better, the stock declined from its initial offering price, allowing us the opportunity to purchase the majority of our shares below $30. We expect Kraft to continue growing earnings-per-share at a double-digit rate and believe the stock is undervalued selling at 15 times our estimate of next year's cash earnings.

WASTE MANAGEMENT (WMI--31)

Waste Management is the largest waste disposal company in the United States. Its stock price peaked in 1999 at $60. We started getting interested in this stock in the summer of 1999, after the price fell to $30 in response to an earnings shortfall. Although the stock met our price criteria, we could not get comfortable with either their management or computer systems. With its new CEO, Maurice Myers, and much improved management information systems, Waste Management now meets our qualitative criteria. Despite the stock price increase over the last year, the stock is just back to the level it declined to in the summer of 1999. To us, selling at 16 times next year's cash earnings estimates, Waste Management looks inexpensive.

US BANCORP (USB--23)

"New" US Bancorp, one of the largest banks in the US, was formed in February, when "old" US Bancorp merged with Firstar. USB stock has declined from a high of $35 two years ago, despite showing continued growth in earnings. We believe that USB's large exposure to highly stable fee-based revenue (like merchant processing, investment management fees, and trust services) should result in USB being priced at a premium to most banks. Currently, however, USB is priced at a discount, selling at just 10 times next year's cash earnings estimate.

Values like these make us confident that our portfolio remains very attractive. Thank you for your continuing support.


/s/ William Nygren
WILLIAM C. NYGREN, CFA
Portfolio Manager
bnygren@oakmark.com

/s/ Kevin Grant
KEVIN G. GRANT, CFA
Portfolio Manager
kgrant@oakmark.com


July 6, 2001

[SIDENOTE]
HIGHLIGHTS

- Performance last quarter was aided by large increases in JC Penney +65%, Xerox +60%, and Cendant +34%.

- Despite their declining earnings outlook technology companies out-performed non-technology companies over the last quarter. However, we believe their overvaluation has increased and continue to find our best opportunities outside of the tech sector.

- Several names were added to the portfolio including Guidant, Hughes Electronics, Kraft, Waste Management, and US Bancorp.

THE OAKMARK FUND
SCHEDULE OF INVESTMENTS--JUNE 30, 2001 (UNAUDITED)

                                                                     SHARES HELD         MARKET VALUE
-------------------------------------------------------------------------------------------------------
COMMON STOCKS--94.1%
FOOD & BEVERAGE--4.9%
      H.J. Heinz Company                                               1,710,000       $   69,921,900
      Sara Lee Corporation                                             2,857,400           54,119,156
      Kraft Foods Inc. (a)                                               865,700           26,836,700
                                                                                       --------------
                                                                                          150,877,756
RETAIL--11.9%
      J.C. Penney Company, Inc.                                        3,305,700       $   87,138,252
      The Kroger Co. (a)                                               3,450,000           86,250,000
      Toys `R' Us, Inc. (a)                                            3,000,000           74,250,000
      Tricon Global Restaurants, Inc. (a)                              1,450,000           63,655,000
      CVS Corporation                                                  1,430,000           55,198,000
                                                                                       --------------
                                                                                          366,491,252
HOUSEHOLD PRODUCTS--4.9%
      Newell Rubbermaid Inc.                                           2,050,000       $   51,455,000
      The Clorox Company                                               1,440,200           48,750,770
      The Dial Corporation                                             2,052,900           29,253,825
      Energizer Holdings, Inc. (a)                                       959,400           22,018,230
                                                                                       --------------
                                                                                          151,477,825
HOUSEHOLD APPLIANCES--1.1%
      Maytag Corporation                                               1,126,500       $   32,961,390

OFFICE EQUIPMENT--1.9%
      Xerox Corporation                                                6,175,000       $   59,094,750

HARDWARE--3.4%
      The Black & Decker Corporation                                   1,522,200       $   60,066,012
      The Stanley Works                                                1,072,600           44,920,488
                                                                                       --------------
                                                                                          104,986,500
OTHER CONSUMER GOODS & SERVICES--9.6%
      Fortune Brands, Inc.                                             2,573,000       $   98,700,280
      H&R Block, Inc.                                                  1,340,300           86,516,365
      Mattel, Inc.                                                     3,227,800           61,069,976
      Cendant Corporation (a)                                          2,595,100           50,604,450
                                                                                       --------------
                                                                                          296,891,071
BANK & THRIFTS--5.3%
      Washington Mutual, Inc.                                          3,150,000       $  118,282,500
      U.S. Bancorp                                                     2,000,000           45,580,000
                                                                                       --------------
                                                                                          163,862,500
INSURANCE--1.6%
      MGIC Investment Corporation                                        700,000       $   50,848,000

HOTELS & MOTELS--1.2%
      Starwood Hotels & Resorts Worldwide, Inc.                          990,000       $   36,907,200

INFORMATION SERVICES--4.1%
      Equifax Inc.                                                     1,720,500       $   63,107,940
      Moody's Corporation                                              1,489,400       $   49,894,900
      The Dun & Bradstreet Corporation (a)                               517,800           14,601,960
                                                                                       --------------
                                                                                          127,604,800

                                                                     SHARES HELD       MARKET VALUE
-------------------------------------------------------------------------------------------------------
COMMON STOCKS--94.1% (CONT.)
COMPUTER SERVICES--5.6%
      Electronic Data Systems Corporation                              1,086,500       $   67,906,250
      First Data Corporation                                           1,040,000           66,820,000
      SunGard Data Systems Inc. (a)                                    1,281,600           38,460,816
                                                                                       --------------
                                                                                          173,187,066
SEMICONDUCTORS--0.7%
      Teradyne, Inc. (a)                                                 655,000       $   21,680,500

TELECOMMUNICATIONS--5.2%
      AT&T Corp.                                                       3,084,200       $   67,852,400
      Sprint Corporation                                               2,756,000           58,868,160
      Citizens Communications Company (a)                              2,708,900           32,588,067
                                                                                       --------------
                                                                                          159,308,627
TELECOMMUNICATIONS EQUIPMENT--2.8%
      General Motors Corporation, Class H
      (Hughes Electronics Corporation)                                 2,200,000       $   44,550,000
      Motorola, Inc.                                                   2,575,000           42,642,000
                                                                                       --------------
                                                                                           87,192,000
TV PROGRAMMING--1.9%
      AT&T Corp. - Liberty Media Group, Class A (a)                    3,450,000       $   60,340,500

PUBLISHING--3.1%
      Knight-Ridder, Inc.                                              1,066,000       $   63,213,800
      Gannett Co., Inc.                                                  484,500           31,928,550
                                                                                       --------------
                                                                                           95,142,350
PHARMACEUTICALS--1.4%
      Chiron Corporation (a)                                             824,000       $   42,913,920

MEDICAL PRODUCTS--2.4%
      Guidant Corporation (a)                                          1,380,500       $   49,698,000
      Apogent Technologies Inc. (a)                                    1,011,700           24,887,820
                                                                                       --------------
                                                                                           74,585,820
AUTOMOBILES--2.0%
      Ford Motor Company                                               2,500,000       $   61,375,000

AEROSPACE & DEFENSE--1.2%
      The B.F. Goodrich Company                                          970,000       $   36,840,600

WASTE DISPOSAL--0.9%
      Waste Management, Inc.                                             930,000       $   28,662,600

INSTRUMENTS--1.4%
      Rockwell International Corporation                               1,101,800       $   42,000,616

MACHINERY & INDUSTRIAL PROCESSING--2.6%
      Cooper Industries, Inc.                                          1,029,400       $   40,753,946
      Eaton Corporation                                                  552,900           38,758,290
                                                                                       --------------
                                                                                           79,512,236

                                                                    SHARES HELD/
                                                                       PAR VALUE        MARKET VALUE
-------------------------------------------------------------------------------------------------------
COMMON STOCKS--94.1% (CONT.)
BUILDING MATERIALS & CONSTRUCTION--1.8%
      Masco Corporation                                                2,233,000       $   55,735,680

UTILITIES--2.0%
      TXU Corp.                                                        1,315,000       $   63,369,850

OIL & NATURAL GAS--3.6%
      Burlington Resources Inc.                                        1,500,000       $   59,925,000
      Conoco Inc., Class A                                             1,800,000           50,760,000
                                                                                       --------------
                                                                                          110,685,000
DIVERSIFIED CONGLOMERATES--1.8%
      Textron, Inc.                                                    1,000,000       $   55,040,000

RECREATION & ENTERTAINMENT--3.8%
      Brunswick Corporation                                            2,576,700       $   61,918,101
      Carnival Corporation                                             1,000,000           30,700,000
      Park Place Entertainment Corporation (a)                         2,100,000           25,410,000
                                                                                       --------------
                                                                                          118,028,101
      TOTAL COMMON STOCKS (COST: $2,310,620,236)                                        2,907,603,510

SHORT TERM INVESTMENTS--6.0%

U.S. GOVERNMENT BILLS--1.3%
      United States Treasury Bills, 3.69% - 4.77%
      due 7/26/2001 - 11/15/2001                                     $40,000,000       $   39,667,030

      TOTAL U.S. GOVERNMENT BILLS (COST: $39,662,033)                                      39,667,030

COMMERCIAL PAPER--3.2%
      Citicorp, 3.77% due 7/5/2001                                   $20,000,000       $   20,000,000
      American Express Credit Corporation, 3.83% due 7/9/2001         10,000,000           10,000,000
      Ford Motor Credit Corp., 3.78% due 7/3/2001                     20,000,000           20,000,000
      General Electric Capital Corporation, 4.08% due 7/2/2001        50,000,000           50,000,000
                                                                                       --------------
      TOTAL COMMERCIAL PAPER (COST: $100,000,000)                                         100,000,000

REPURCHASE AGREEMENTS--1.5%
      State Street Repurchase Agreement , 3.85% due 7/2/2001         $46,685,000       $   46,685,000

      TOTAL REPURCHASE AGREEMENTS (COST: $46,685,000)                                      46,685,000

      TOTAL SHORT TERM INVESTMENTS (COST: $186,347,033)                                   186,352,030

      Total Investments (Cost $2,496,967,269)--100.1%                                  $3,093,955,540
      Other Liabilities In Excess Of Other Assets--(0.1)%                                  (3,659,522)
                                                                                       --------------
      TOTAL NET ASSETS--100%                                                           $3,090,296,018
                                                                                       ==============

(a) Non-income producing security.

THE OAKMARK SELECT FUND

REPORT FROM BILL NYGREN AND HENRY BERGHOEF, PORTFOLIO MANAGERS

The Oakmark Select Fund gained 9% last quarter, increasing the gain for the nine-month fiscal-year-to-date to 31%. The return for the quarter exceeded the 6% return on the S&P 500 but trailed the 13% return of the S&P Midcap 400 Index. Technology stocks led the Midcap Index, and we have very little exposure to that sector. We continue to believe that most technology stocks are overvalued, so our portfolio is invested elsewhere, consistent with our goal of owning undervalued stocks.

Our best performing stock for the quarter was H&R Block, up nearly 30%. In an environment where many companies reported disappointing earnings, H&R Block showed strong earnings gains. Management's increased focus on the tax preparation business and intelligent reinvestment of excess cashflow bolstered confidence that annual earnings-per-share growth can be 15% for many years to come. Even with the stock price gain, H&R Block still sells at just two-thirds of the S&P 500 multiple of expected year ahead cash earnings. That discount seems unwarranted for a low-risk company that is growing faster than the market.

Some of our value-investing peers have been holding more cash in their portfolios claiming they can no longer find attractively priced stocks. Our largest holdings -- Washington Mutual, Toys `R' Us, H&R Block -- are industry leaders that will likely achieve above average growth, while selling at 10-15 times expected cash earnings. Compare that to the S&P 500, which sells at over 20 times. We believe our holdings represent outstanding values relative to the market, as well as relative to either cash or bond alternatives. It continues to be a great time to be a stock picker!

[PHOTO]               [PHOTO]

THE VALUE OF A $10,000 INVESTMENT IN THE OAKMARK SELECT FUND FROM ITS INCEPTION (11/1/96) TO PRESENT (6/30/01) AS COMPARED TO THE STANDARD & POOR'S 500 INDEX(3)

[CHART]

                  THE OAKMARK
                  SELECT FUND     S&P 500
10/31/96              $10,000     $10,000
12/31/96              $11,420     $10,543
03/31/97              $12,140     $10,826
06/30/97              $14,180     $12,715
09/30/97              $16,340     $13,668
12/31/97              $17,704     $14,060
03/31/98              $20,078     $16,021
06/30/98              $20,462     $16,551
09/30/98              $16,936     $14,904
12/31/98              $20,575     $18,078
03/31/99              $22,766     $18,979
06/30/99              $24,482     $20,317
09/30/99              $22,028     $19,048
12/31/99              $23,557     $21,882
03/31/00              $25,667     $22,384
06/30/00              $24,324     $21,790
09/30/00              $27,432     $21,578
12/31/00              $29,637     $19,890
03/31/01              $32,826     $17,532
06/30/01              $35,865     $18,558

6/30/01 NAV(4) $26.20

                                                    AVERAGE ANNUAL TOTAL RETURN(1)
                                                           THROUGH 6/30/01
                                     TOTAL RETURN        FROM FUND INCEPTION
                                     LAST 3 MONTHS*           11/1/96
--------------------------------------------------------------------------------
THE OAKMARK SELECT FUND                  9.26%              31.49%
Standard & Poor's 500 Stock
   Index w/inc                           5.85%              14.17%
Standard & Poor's MidCap 400
   Index w/inc(7)                       13.16%              19.18%
Lipper Mid Cap Value Fund Index(8)      10.43%              11.74%

*Not annualized.

WASHINGTON MUTUAL

As portfolio managers, we are frequently given credit that really belongs to our analysts. And with a large holding that has performed as well as Washington Mutual, we're reminded of a comment from former New York Mets manager Casey Stengel, "Managing is getting paid for homeruns someone else hits." In the case of Washington Mutual, that "someone else" is our analyst and Oakmark Small Cap Fund manager, Jim Benson. In 1998, Jim identified this under-appreciated savings and loan company that was growing more rapidly than almost any other large financial service provider, was run by a CEO who had most of his family's wealth invested in the stock, and yet sold at a P/E (24) near the low end of both the industry and the overall stock market. After a difficult stock performance year in 1999, Washington Mutual has truly emerged as a homerun. Thanks, Jim! In fact, after the stock more than doubled last year, our most frequent shareholder e-mail has gone something like this:
"Congratulations on being so right on Washington Mutual. Since it's up so much, why don't you claim victory and reduce the size of our holding?"

As a reminder, there are three qualities we look for in any stock we consider purchasing:

   1. A stock price that is below 60% of the price we estimate an acquirer who pays in cash would pay to own the entire business today.

   2. An expected annual growth rate in per-share value that, when added to the dividend yield, exceeds 10% per year.

   3.  A successful management with economic incentive to behave like owners.

When a stock meets all three criteria, we purchase it and wait patiently for the market price to increase to 90% of our value estimate. Then, we sell it. In The Oakmark Select Fund, we have often been willing to take very large position sizes -- 15% of the portfolio -- for our favorite ideas. These large positions are reserved not necessarily for the stocks with the largest return POTENTIAL, but rather for those stocks we believe have the best PROBABILITY of achieving a large return. Why, in our judgement, does Washington Mutual still deserve to account for 15% of our assets?

   1. Price -- Washington Mutual is priced at less than 10 times our estimate of next year's cash earnings -- less than half the S&P 500 multiple and less than two-thirds the multiple accorded other leading financial service companies. Acquisitions of inferior companies in the financial sector have occurred at multiples in the teens.

   2. Value growth -- Washington Mutual's existing markets have above-average population growth, and Washington Mutual has consistently gained market share and increased its number of accounts per customer. In addition, Washington Mutual has used its industry leading low-cost structure to make acquisitions that add to both current earnings and growth opportunities. Washington Mutual's recently announced acquisition of Dime Savings Bank fits that mold: it adds a few pennies to next year's expected cash earnings and creates many new growth opportunities along the East Coast.

   3. Management -- CEO Kerry Killenger continues to have most of his personal wealth invested in Washington Mutual stock. Killenger's track record is impressive. Over the last decade of his tenure, earnings-per-share have grown at a compound rate of 17%, and the stock has returned 26% per year.

When we consider the risk of being wrong in our assessment of Washington Mutual, we conclude the probability is much less than with other stocks. Washington Mutual has targeted the middle-market customer, who is much less sensitive to stock market declines or economic slowdowns than the upper income customer that most

[SIDENOTE]

HIGHLIGHTS

- We continue to believe that most technology stocks are overvalued, so our portfolio is invested elsewhere, consistent with our goal of owning undervalued stocks.

- Best performing stock for the quarter was H&R Block, up nearly 30%. Even with the price gain it still sells at just two-thirds of the S&P 500 multiple of expected year-ahead cash earnings.

- Washington Mutual remains our largest holding. It has a relatively low-risk business model, is being managed for the benefit of its shareholders, and is likely to continue growing at a rate significantly above most other companies.

financial institutions prefer. Also, loans on owner-occupied, middle-market homes that account for so much of Washington Mutual's asset base are not nearly as risky as the consumer and corporate loans at most financial service companies. We conclude that Washington Mutual has a relatively low-risk business model, is being managed for the benefit of its shareholders, and is likely to continue growing at a rate significantly above most other companies. Best of all, despite the business success and the strong stock performance, this company is still priced at a bargain level. So, when shareholders ask why we are still taking the risk of having such a big position in Washington Mutual, it's because this stock still has a much better risk-return tradeoff than anything else we have found.

FUND CLOSING

Perhaps the most significant event last quarter was our decision to close The Oakmark Select Fund to new investors. Just five years ago, when we launched the Fund, skeptics argued we could never attract enough assets to make it worthwhile. In May, with Fund assets approaching $4 billion, we felt it was appropriate to stop accepting money from new shareholders. (Investments into existing accounts will still be accepted.) By constraining inflows, the Fund can continue investing in both midcap and large cap companies with the highly concentrated approach we have used since the Fund opened in 1996. Once, when accepting an award, Yogi Berra said, "I want to thank everyone who made this day necessary." We want to thank you, our shareholders, for making the Fund closing necessary by trusting us to continue taking good care of your assets.

/s/ William Nygren
WILLIAM C. NYGREN, CFA

Portfolio Manager
bnygren@oakmark.com


/s/ Henry Berghoef
HENRY R. BERGHOEF, CFA

Portfolio Manager
berghoef@oakmark.com

July 6, 2001

THE OAKMARK SELECT FUND
SCHEDULE OF INVESTMENTS--JUNE 30, 2001 (UNAUDITED)

                                                                     SHARES HELD        MARKET VALUE
-------------------------------------------------------------------------------------------------------
COMMON STOCKS--91.9%
APPAREL--3.1%
    Liz Claiborne, Inc.                                                2,523,200       $  127,295,440

RETAIL--17.6%
    Toys `R' Us, Inc. (a)                                             11,023,500       $  272,831,625
    The Kroger Co. (a)                                                 6,800,000          170,000,000
    Tricon Global Restaurants, Inc. (a)                                3,515,400          154,326,060
    Office Depot, Inc. (a)                                            12,546,000          130,227,480
                                                                                       --------------
                                                                                          727,385,165
HOUSEHOLD PRODUCTS--3.1%
    Energizer Holdings, Inc. (a)                                       5,489,500       $  125,984,025

OTHER CONSUMER GOODS & SERVICES--10.4%
    H&R Block, Inc.                                                    3,969,400       $  256,224,770
    Mattel, Inc.                                                       9,165,000          173,401,800
                                                                                       --------------
                                                                                          429,626,570
BANK & THRIFTS--15.1%
    Washington Mutual, Inc.                                           16,619,700       $  624,069,735

INFORMATION SERVICES--9.2%
    Moody's Corporation                                                4,143,600       $  138,810,600
    The Dun & Bradstreet Corporation (a)                               4,547,500          128,239,500
    Ceridian Corporation                                               5,834,500          111,847,365
                                                                                       --------------
                                                                                          378,897,465
COMPUTER SERVICES--7.6%
    Electronic Data Systems Corporation                                2,755,900       $  172,243,750
    First Data Corporation                                             2,210,200          142,005,350
                                                                                       --------------
                                                                                          314,249,100
COMPUTER SOFTWARE--3.2%
    The Reynolds and Reynolds Company, Class A                         5,979,700       $  131,254,415

TELECOMMUNICATIONS--8.4%
    AT&T Corp.                                                         8,804,000       $  193,688,000
    Sprint Corporation                                                 7,209,000          153,984,240
                                                                                       --------------
                                                                                          347,672,240
PUBLISHING--3.8%
    Knight-Ridder, Inc.                                                2,606,500       $  154,565,450

PHARMACEUTICALS--3.6%
    Chiron Corporation (a)                                             2,867,400       $  149,334,192

                                                                    SHARES HELD/
                                                                       PAR VALUE        MARKET VALUE
-------------------------------------------------------------------------------------------------------
COMMON STOCKS--91.9% (CONT.)
AUTOMOTIVE--2.7%
    Visteon Corporation                                                5,984,400       $  109,993,272

OIL & NATURAL GAS--4.1%
    Burlington Resources Inc.                                          4,225,000       $  168,788,750

    TOTAL COMMON STOCKS (COST: $2,845,432,540)                                          3,789,115,819

COMMON STOCKS SOLD SHORT--(0.7%)

TELECOMMUNICATIONS--(0.7%)
    AT&T Wireless Group                                               (1,646,400)      $  (26,918,640)

    TOTAL COMMON STOCKS SOLD SHORT (PROCEEDS: $(33,279,975))                              (26,918,640)

SHORT TERM INVESTMENTS--7.3%

U.S. GOVERNMENT BILLS--1.0%
    United States Treasury Bills, 4.59% - 4.77% due
      7/26/2001 - 9/6/2001                                           $40,457,000       $   40,255,734
    TOTAL U.S. GOVERNMENT BILLS (COST: $40,222,278)                                        40,255,734

COMMERCIAL PAPER--4.1%
    Citicorp, 3.77% due 7/6/2001                                     $20,000,000       $   20,000,000
    American Express Credit Corporation, 3.83%
      due 7/5/2001 - 7/9/2001                                         40,000,000           40,000,000
    Ford Motor Credit Corp., 3.78% - 3.83%
      due 7/2/2001 - 7/3/2001                                         40,000,000           40,000,000
    General Electric Capital Corporation, 4.08%
      due 7/2/2001                                                    70,000,000           70,000,000
                                                                                       --------------
    TOTAL COMMERCIAL PAPER (COST: $170,000,000)                                           170,000,000

REPURCHASE AGREEMENTS--2.2%
    State Street Repurchase Agreement , 3.85% due 7/2/2001           $89,773,000       $   89,773,000
    TOTAL REPURCHASE AGREEMENTS (COST: $89,773,000)                                        89,773,000

    TOTAL SHORT TERM INVESTMENTS (COST: $299,995,278)                                     300,028,734
    Total Investments (Cost $3,112,147,843)--98.5%                                     $4,062,225,913
    Other Assets In Excess Of Other Liabilities--1.5%                                      60,086,599
                                                                                       --------------

    TOTAL NET ASSETS--100%                                                             $4,122,312,512
                                                                                       ==============

(a) Non-income producing security.

THE OAKMARK SMALL CAP FUND

REPORT FROM JAMES P. BENSON AND CLYDE S. MCGREGOR, PORTFOLIO MANAGERS

[PHOTO]          [PHOTO]

THE VALUE OF A $10,000 INVESTMENT IN THE OAKMARK SMALL CAP FUND FROM ITS INCEPTION (11/1/95) TO PRESENT (6/30/01) AS COMPARED TO THE RUSSELL 2000 INDEX(9)

[CHART]

                THE OAKMARK
                SMALL CAP FUND     RUSSELL 2000
10/31/95              $10,000          $10,000
12/31/95              $10,330          $10,695
03/31/96              $11,460          $11,241
06/30/96              $12,470          $11,803
09/30/96              $13,250          $11,843
12/31/96              $14,440          $12,459
03/31/97              $15,220          $11,815
06/30/97              $17,660          $13,730
09/30/97              $20,340          $15,774
12/31/97              $20,290          $15,245
03/31/98              $21,732          $16,779
06/30/98              $20,467          $15,997
09/30/98              $14,976          $12,774
12/31/98              $17,620          $14,857
03/31/99              $16,069          $14,051
06/30/99              $18,205          $16,237
09/30/99              $16,558          $15,210
12/31/99              $16,224          $18,015
03/31/00              $15,974          $19,292
06/30/00              $15,926          $18,562
09/30/00              $18,014          $18,768
12/31/00              $16,937          $17,471
03/31/01              $17,816          $16,335
06/30/01              $21,218          $18,688

6/30/01 NAV(4) $17.15

                                                          AVERAGE ANNUAL TOTAL RETURN(1)
                                                                 THROUGH 6/30/01
                                        TOTAL RETURN            FROM FUND INCEPTION
                                        LAST 3 MONTHS*               11/1/95
--------------------------------------------------------------------------------
THE OAKMARK SMALL CAP FUND                 19.10%              14.19%
Lipper Small Cap Value Fund Index(10)      12.72%              13.60%
Russell 2000 w/inc                         14.41%              11.66%
S&P Small Cap 600 w/inc.(11)               13.70%              14.19%

*Not annualized.

We are pleased to report that your Fund had a gain of 19% for the just ended quarter which was the best quarterly performance in the Fund's five and one-half year history. The second quarter of calendar 2001 witnessed generally rising stock prices as investors seemed more hopeful that the Federal Reserve's interest rate reductions will keep the country out of recession. The Russell 2000 small cap index rose 14% for the just ended quarter and at the mid-year mark this index of small company stocks was up 7%. Thus far in 2001, your Fund has recorded a 25% gain which places the Fund 18% ahead of the Russell 2000 and 31% ahead of the S&P 500 Index. Our focus on identifying undervalued businesses continues to be the key to our success. We have a terrific group of analysts whose constant attention to sound fundamental equity analysis provides us with excellent investment ideas.

PREPARING FOR UNCERTAIN TIMES

Despite the interest rate reductions and the recently enacted tax cuts, economic growth remains anemic. During the past few quarters we have actively migrated the investments within the portfolio toward companies that have an above average probability of thriving during sluggish economic times. If you were to view the Fund's portfolio as a single entity you would notice that we have been upgrading the portfolio's financial dynamics. We have been buying stocks in companies that have strong balance sheets, good levels of cash flow per dollar invested, growth potential over time and bright managements that are committed to enhancing shareholder value. Our goal is to own companies that are well positioned to benefit when economic growth resumes, and also to own those firms that can handle a period of economic contraction. By positioning your Fund's investments in this fashion, we hope to realize above average investment returns regardless of the economic environment.

PORTFOLIO ADDITIONS AND DELETIONS

The Fund's portfolio stayed at forty-six stocks during the second calendar quarter, yet our turnover increased as we bought five new stocks and sold five stocks. We sold M&F Worldwide after the company made an acquisition that we thought was not in the best interest of shareholders. We also sold Sames Corp., Sensient Technologies (formerly Universal Foods), Stoneridge Inc. and U.S. Industries due to deteriorating financial strength. We added positions in Heidrick & Struggles, Oratec Interventions, Silverstream Software, St. Mary Land & Exploration and Sybron Dental Specialties.

The common theme of our five new purchases is balance sheet strength. Heidrick & Struggles, Oratec and Silverstream all have a substantial amount of "net cash" on the balance sheet (Note: "Net cash" is calculated by subtracting all short-term and long-term debt from a company's cash plus marketable securities balances). St. Mary Land is an asset rich oil & gas producer with minimal debt. Sybron, on the other hand, is the one company that we bought that has a sizable amount of debt, but their dental supply business is a high cash flow business that has historically weathered recessions very well. By buying these types of companies we believe we will be well positioned to ride out any near-term economic fluctuations.

CASH IS KING

Heidrick & Struggles and Oratec Interventions are two new Fund holdings that we would like to review. Heidrick is a leading executive recruitment firm whose earnings growth has been disrupted by the economic slowdown. This earnings slowdown caused Heidrick's stock to plummet from over $70 to its current price of about $21. While we anticipate Heidrick's earnings will be under pressure for at least a few quarters, what attracted us to the stock was its well known brand name, its variable cost structure (commissions on successful placements make up a significant portion of the payroll) and its strong balance sheet. As of the end of the first quarter of 2001, Heidrick had over $9.00 in net cash per share, thus at current prices we are paying about $12 per share for Heidrick's business. At the current stock price, less net cash, we believe we are buying Heidrick's operating business at less than ten times normalized earnings. We believe this valuation level is very attractive.

Oratec Interventions produces minimally invasive surgical products for use in arthroscopic and spinal surgeries. Oratec is another company with an excellent balance sheet (over $2.00 in net cash per share) combined with innovative products. Oratec's most interesting product, SpineCATH, is a minimally invasive system for treating degenerative disc disease. Although still a relatively new treatment option for patients suffering from degenerative discs, over the past two years over 30,000 patients have availed themselves of this procedure that uses a self-navigating intra-disc catheter which treats degenerative disc disease by heating the disc. About 70% of the people treated experience a statistically significant improvement in back pain with the attendant elimination or reduction in usage of pain killing drugs.

The catalyst that we expect to accelerate Oratec's growth should be the willingness of insurers to reimburse patients for the procedure. Thus far, Oratec's treatment has been catagorized as a "new" treatment and most insurance plans will not reimburse patients for a new treatment. However, the needed two-year follow-up data in various peer review journals should be out later this year and at that time the company will be in an excellent position to push for acceptance and coverage for the SpineCATH treatment. Given the company's low stock price and excellent balance sheet, we believe that we have an opportunity to share in the potential rewards of this technology without undue financial risk.

[SIDENOTE]
HIGHLIGHTS

- The Fund's gain of 19% for the just-ended quarter was the best quarterly performance in the Fund's 5 1/2-year history. We believe that the rebound in small cap value stocks that began in 2000 will, with some increased volatility, persist for an extended period of time.

- Our goal is to own companies that are well positioned to benefit when economic growth resumes, and also to own those firms that can handle a period of economic contraction.

- Common theme of our five new purchases is balance sheet strength. These include: Heidrick & Struggles, Oratec Interventions, Silverstream Software, St. Mary Land & Exploration, and Sybron Dental Specialties.

OUTLOOK

As the aforementioned companies illustrate, there continue to be small cap stocks selling at compelling valuations. Thus, we continue to expect that the rebound in small cap value stocks that began in 2000 will, with some increased volatility, persist for an extended period of time.

Once again we would like to thank you, our shareholders, for your support of The Oakmark Small Cap Fund.


/s/ James P. Benson
JAMES P. BENSON, CFA

Portfolio Manager
jbenson@oakmark.com


/s/ Clyde S. McGregor
CLYDE S. MCGREGOR, CFA

Portfolio Manager
mcgregor@oakmark.com

July 5, 2001

THE OAKMARK SMALL CAP FUND

SCHEDULE OF INVESTMENTS--JUNE 30, 2001 (UNAUDITED)

                                                                     SHARES HELD        MARKET VALUE
-------------------------------------------------------------------------------------------------------
COMMON STOCKS--89.4%
FOOD & BEVERAGE--6.6%
    Ralcorp Holdings, Inc.                                               579,000         $ 10,850,460
    Del Monte Foods Company (a)                                          995,400            8,341,452
                                                                                         ------------
                                                                                           19,191,912
APPAREL--1.4%
    R.G. Barry Corporation (a)                                           907,000         $  4,172,200

RETAIL--2.9%
    ShopKo Stores, Inc. (a)                                              918,800         $  6,688,864
    Ugly Duckling Corporation (a)                                        370,000            1,616,900
                                                                                         ------------
                                                                                            8,305,764
OTHER CONSUMER GOODS & SERVICES--4.0%
    Department 56, Inc. (a)                                              642,500         $  4,915,125
    American Greetings Corporation, Class A                              300,000            3,300,000
    Central Parking Corporation                                          175,000            3,272,500
                                                                                         ------------
                                                                                           11,487,625
BANK & THRIFTS--9.4%
    BankAtlantic Bancorp, Inc., Class A                                1,100,000         $  9,559,000
    People's Bank of Bridgeport, Connecticut                             325,000            7,650,500
    Golden State Bancorp Inc. (a)                                        190,000            5,852,000
    PennFed Financial Services, Inc.                                     177,000            3,955,950
                                                                                         ------------
                                                                                           27,017,450
INSURANCE--4.1%
    The PMI Group, Inc.                                                  165,000         $ 11,823,900

OTHER FINANCIAL--2.8%
    NCO Group, Inc. (a)                                                  260,000         $  8,041,800

HOTELS & MOTELS--3.5%
    Prime Hospitality Corp. (a)                                          850,000         $ 10,072,500

HUMAN RESOURCES--2.6%
    Heidrick & Struggles International, Inc. (a)                         307,000         $  6,186,050
    Spherion Corporation (a)                                             150,000            1,342,500
                                                                                         ------------
                                                                                            7,528,550
EDUCATIONAL SERVICES--5.8%
    ITT Educational Services, Inc. (a)                                   374,600         $ 16,857,000

DATA STORAGE--1.1%
    Imation Corp. (a)                                                    125,000         $  3,150,000

COMPUTER EQUIPMENT--1.5%
    Infocus Corporation (a)                                              250,000         $  4,187,500

                                                                     SHARES HELD         MARKET VALUE
-------------------------------------------------------------------------------------------------------
COMMON STOCKS--89.4% (CONT.)
COMPUTER SERVICES--3.7%
    CIBER, Inc. (a)                                                    1,013,700         $  9,630,150
    Micron Electronics, Inc. (a)                                         698,000            1,130,760
                                                                                         ------------
                                                                                           10,760,910
COMPUTER SOFTWARE--4.8%
    MSC.Software Corp. (a)                                               600,000         $ 11,250,000
    SilverStream Software, Inc. (a)                                      253,000            1,783,650
    Symantec Corporation (a)                                              20,000              865,400
                                                                                         ------------
                                                                                           13,899,050
SECURITY SYSTEMS--4.4%
    Checkpoint Systems, Inc. (a)                                         713,200         $ 12,694,960

PHARMACEUTICALS--2.6%
    Elan Corporation plc (a)(b)                                          125,000         $  7,625,000

MEDICAL RESEARCH--1.6%
    Covance Inc. (a)                                                     200,000         $  4,530,000

MEDICAL PRODUCTS--4.5%
    CONMED Corporation (a)                                               215,000         $  5,611,500
    Sybron Dental Specialties, Inc. (a)                                  200,000            4,098,000
    Hanger Orthopedic Group, Inc. (a)                                    937,600            2,390,880
    ORATEC Interventions, Inc. (a)                                       110,100              963,375
                                                                                         ------------
                                                                                           13,063,755
AUTOMOTIVE--0.6%
    Standard Motor Products, Inc.                                        139,500         $  1,855,350

AUTOMOBILE RENTALS--1.8%
    Dollar Thrifty Automotive Group, Inc. (a)                            219,400         $  5,265,600

TRANSPORTATION SERVICES--2.9%
    Teekay Shipping Corporation (c)                                      195,000         $  7,803,900
    Frontline Limited (b)                                                 40,000              684,000
                                                                                         ------------
                                                                                            8,487,900
INSTRUMENTS--1.2%
    IDEXX Laboratories, Inc. (a)                                         109,400         $  3,373,896

MACHINERY & INDUSTRIAL PROCESSING--1.8%
    Columbus McKinnon Corporation                                        525,000         $  5,223,750

CHEMICALS--1.8%
    H.B. Fuller Company                                                   70,000         $  3,496,500
    Georgia Gulf Corporation                                             100,000            1,550,000
                                                                                         ------------
                                                                                            5,046,500

                                                                    SHARES HELD/
                                                                       PAR VALUE         MARKET VALUE
-------------------------------------------------------------------------------------------------------
COMMON STOCKS--89.4% (CONT.)
OIL & NATURAL GAS--3.1%
    St. Mary Land & Exploration Company                                  250,000         $  5,315,000
    Berry Petroleum Company, Class A                                     250,000            3,625,000
                                                                                         ------------
                                                                                            8,940,000
OTHER INDUSTRIAL GOODS & SERVICES--1.7%
    Intergrated Electrical Services, Inc. (a)                            360,000         $  3,510,000
    Gardner Denver Inc. (a)                                               65,000            1,335,750
                                                                                         ------------
                                                                                            4,845,750
REAL ESTATE--7.2%
    Catellus Development Corporation (a)                                 875,000         $ 15,268,750
    Trammell Crow Company (a)                                            500,000            5,525,000
                                                                                         ------------
                                                                                           20,793,750
      TOTAL COMMON STOCKS (COST: $217,709,545)                                            258,242,372

SHORT TERM INVESTMENTS--10.6%

COMMERCIAL PAPER--7.6%
      American Express Credit Corporation, 3.90% due 7/6/2001          8,000,000         $  8,000,000
      Ford Motor Credit Corp., 3.78% due 7/3/2001                      6,000,000            6,000,000
      General Electric Capital Corporation, 4.08% due 7/2/2001         8,000,000            8,000,000
                                                                                         ------------
      TOTAL COMMERCIAL PAPER (COST: $22,000,000)                                           22,000,000

REPURCHASE AGREEMENTS--3.0%
      State Street Repurchase Agreement, 3.85% due 7/2/2001            8,581,000         $  8,581,000
      TOTAL REPURCHASE AGREEMENTS (COST: $8,581,000)                                        8,581,000
      TOTAL SHORT TERM INVESTMENTS (COST: $30,581,000)                                     30,581,000

CALL OPTIONS WRITTEN--(0.2%)

EQUITY OPTIONS--(0.2%)
COMPUTER SOFTWARE--0.0%
      Symantec Corporation, July 55 Calls                               (20,000)         $     (1,000)

PHARMACEUTICALS--(0.2%)
      Elan Corporation plc, July 60 Calls                              (125,000)         $   (437,500)

MEDICAL RESEARCH--0.0%
      Covance Inc., August 20 Calls                                     (45,000)         $    (99,000)

      TOTAL CALL OPTIONS WRITTEN (PREMIUMS RECEIVED: $(575,929))                             (537,500)
      TOTAL INVESTMENTS (COST $247,714,616)--99.8%                                       $288,285,872
      Other Assets In Excess Of Other Liabilities--0.2%                                       575,074
                                                                                         ------------
      TOTAL NET ASSETS--100%                                                             $288,860,946
                                                                                         ============

(a) Non-income producing security.
(b) Represents American Depository Receipt
(c) Represents foreign domiciled corporation.

THE OAKMARK EQUITY AND INCOME FUND

REPORT FROM CLYDE S. MCGREGOR AND EDWARD A. STUDZINSKI, PORTFOLIO MANAGERS

[PHOTO][PHOTO]

-------------------------------------------------------------------------------
THE VALUE OF A $10,000  INVESTMENT  IN THE OAKMARK EQUITY AND INCOME FUND
FROM ITS INCEPTION (11/1/95) TO PRESENT (6/30/01) AS COMPARED TO THE LIPPER BALANCED FUND INDEX(12)

[CHART]

                    THE OAKMARK         LIPPER
                     EQUITY &            BALANCED
                    INCOME FUND         FUND INDEX
      10/31/95             $10,000           $10,000
      12/31/95             $10,240           $10,473
      03/31/96             $10,500           $10,707
      06/30/96             $11,040           $10,925
      09/30/96             $11,110           $11,213
      12/31/96             $11,805           $11,840
      03/31/97             $12,153           $11,895
      06/30/97             $13,430           $13,178
      09/30/97             $14,810           $14,024
      12/31/97             $14,941           $14,243
      03/31/98             $16,233           $15,370
      06/30/98             $16,320           $15,599
      09/30/98             $15,191           $14,701
      12/31/98             $16,792           $16,392
      03/31/99             $16,792           $16,655
      06/30/99             $18,457           $17,402
      09/30/99             $17,518           $16,682
      12/31/99             $18,119           $17,863
      03/31/00             $18,924           $18,396
      06/30/00             $18,886           $18,174
      09/30/00             $20,761           $18,535
      12/31/00             $21,723           $18,290
      03/31/01             $22,621           $17,374
      06/30/01             $24,445           $17,984


6/30/01 NAV(4) $17.96                                  AVERAGE ANNUAL TOTAL RETURN(1)
                                                               THROUGH 6/30/01
                                        TOTAL RETURN         FROM FUND INCEPTION
                                       LAST 3 MONTHS*              11/1/95
---------------------------------------------------------------------------------
THE OAKMARK EQUITY & INCOME FUND           8.06%                    17.08%
Lipper Balanced Fund Index                 3.51%                    10.91%
Lehman Govt./Corp. Bond(13)                0.30%                     6.71%
S&P 500 w/inc.(3)                          5.85%                    15.85%

*Not annualized.


"If all economists were laid end to end, they would not reach a conclusion." George Bernard Shaw

OUR RESULTS

The Oakmark Equity and Income Fund increased 8% for the quarter ended
June 30, bringing the calendar-year gain to 13%. For both the quarter and the calendar year, the Fund continued to outperform both the market averages and our primary benchmark, the Lipper Balanced Fund Index, which has lost 2% for the year. While we continue to be pleased with both our relative and absolute performance this year, we remain extremely vigilant to avoid complacency. This year there have been a number of value traps to avoid, such as assuming that a security now selling for 20% of what it was selling for twelve months ago represents compelling business value. A focus on intrinsic business value rather than market price assists us in both avoiding the traps and seizing the opportunities when presented. Our goal remains to compound your (and our) investment in the Fund through achieving consistent above-average real rates of return over the long-term, while undertaking considerably less risk than the market as a whole. This focus on understanding the relationship that exists between risk and return has stood us in good stead in the past, and we expect it to continue to do so in the future.

INDEXING AND CLOSET INDEXING

There has been a great deal of commentary about the debacle of both dot.com issues and technology stocks in general. Little has been said about the growth of assets under management utilizing indexing strategies. Likewise ignored is the fact that growth in assets under management at many of the huge mutual fund complexes has effectively made some of the megasized ($25B on up) mutual funds, regardless of espoused style, closet index funds. A couple of different phenomena have played out here. Indexing was originally intended as a style of investment management giving an investor a diversified slice of a particular market such as the S&P 500 at lower transaction, tax, and investment management costs. As a result of a period of outperformance relative to active managers, indexing attracted so much in the way of new asset flows that performance of the S&P500 index began to be driven by the investment of those asset flows into the equities that composed the index. Children will recognize this as a variation on musical chairs--adults have been a little slower off the mark. At a certain point as the flows begin to slow, so does the performance, which causes the flows to stop and even reverse. After all, investors have made it quite clear that they are always looking backwards, chasing performance, causing fund flows to gravitate to that area now outperforming the index.

A by-product of indexing has been closet indexing, a corollary of which is sometimes called capitalization creep. The preconditions for closet indexing are usually found in linking the compensation of investment managers to how much they outperform a relevant index. As the night follows the day it becomes almost a certainty that the composition of the portfolio will take on a remarkable likeness to the index. A tremendous amount of time is then spent on trying to add value RELATIVE TO THE INDEX while concurrently minimizing deviations from that index. You will observe that not much time in this process is spent on whether an idea may be compelling in terms of intrinsic value, only on gaming the index. Closet indexing is a result of the same fund flows attracted into indexing. To avoid significant under performance, especially if you are a $25B megafund, the fund manager is forced into larger and larger capitalization stocks without regard to valuation. As bottom-up fundamental investors who invest when and where we find value, we are able to avoid these pitfalls. Put another way, if we make an investment error, it is not going to be because we were gaming a benchmark index.

As 2001 has progressed, opportunities for value investors have continued to present themselves, albeit of a slightly different character than before. The opportunities to overpay for mediocre or declining businesses (categorized by some as "cigar-butt" businesses) have increased as new moneys have been attracted to the "value" category. This reflects a market that lacks discrimination and presents better than average to very good businesses selling at discounts to intrinsic business value. Two examples of such investments initiated during the quarter are our investments in both C.R. Bard (BCR) and Valassis Communications (VCI).

OUR RESEARCH PROCESS--VALUE AFFIRMATION

It is nice when outside confirmation of our investment process is provided by a takeover bid for one of our portfolio investments. This quarter saw two such bids. Nova Corporation, one of our larger positions where our average cost was under $18 a share, is to be acquired by U.S. Bancorp for $31 a share in stock. C.R. Bard, an investment we had initiated this quarter at an average cost of $44.50 is to be acquired by Tyco for $60 a share in stock. In both instances, attractive businesses were available and ignored in the marketplace notwithstanding good and improving fundamentals. In the case of Bard, improving product lines and a management perhaps looking to cash out served as catalysts in attracting a buyer. Clearly, both value investors in the public equity marketplace and value investors running companies are looking to exploit the gap between market price and intrinsic business value.

We reiterate our commitment to seeking out investments with a considerable margin of safety supported by a real rather than illusory valuation gap. This letter is being written in a climate of continued interest rate cuts by the Federal Reserve and a growing concern about the domestic

[SIDENOTE]

HIGHLIGHTS

- The Fund increased 8% for the quarter, with a calendar-year gain of 13%. It also continued to outperform the primary benchmark, the Lipper Balanced Fund Index, which was down 2% for the year.

- As 2001 progressed, opportunities for value investors continued to present themselves. Two examples are C.R. Bard (BCR) and Valassis Communications
  (VCI).

- Two stocks in the portfolio had takeover announcements: Nova Corporation, one of our larger positions is to be acquired by U.S. Bancorp for $31 a share in stock, and C.R. Bard is to be acquired by Tyco for $60 a share in stock.

and global economies. Nonetheless we are heartened by the opportunities we see for those with investment time-horizons beyond the next day, week, month, quarter, or year. We believe that assessing business value over the long-term, rather than worrying about macro-economic issues over which we have no control, will always be the best use of our time. We thank you for your continued support of the Fund and we look forward to reporting to you, our partners, at the end of the next quarter.


/s/Clyde S. McGregor
CLYDE S. MCGREGOR, CFA

Portfolio Manager
mcgregor@oakmark.com



/s/Edward A. Studzinski
EDWARD A. STUDZINSKI, CFA

Portfolio Manager
estudzinski@oakmark.com

July 9, 2001

SCHEDULE OF INVESTMENTS--JUNE 30, 2001 (UNAUDITED)



                                                                     SHARES HELD          MARKET VALUE
---------------------------------------------------------------------------------------------------------------------------
EQUITY AND EQUIVALENTS--61.6%
FOOD & BEVERAGE--4.9%
    UST Inc.                                                             320,000     $      9,235,200
    General Mills, Inc.                                                  195,000            8,537,100
                                                                                     ----------------
                                                                                           17,772,300
RETAIL--5.3%
    Office Depot, Inc. (a)                                               980,000     $     10,172,400
    J.C. Penney Company, Inc.                                            350,000            9,226,000
                                                                                     ----------------
                                                                                           19,398,400
HOUSEHOLD PRODUCTS--0.5%
    Energizer Holdings, Inc. (a)                                          80,000     $      1,836,000
OTHER CONSUMER GOODS & SERVICES--1.0%
    H&R Block, Inc.                                                       56,000     $      3,614,800
BANK & THRIFTS 0.3%
    Washington Mutual, Inc.                                               25,500     $        957,525
INSURANCE--1.2%
    The PMI Group, Inc.                                                   60,000     $      4,299,600
OTHER FINANCIAL--2.6%
    GATX Corporation                                                     235,000     $      9,423,500
MARKETING SERVICES--1.5%
    Harte-Hanks Incorporated                                             225,000     $      5,571,000
INFORMATION SERVICES--6.5%
    Ceridian Corporation                                                 505,000     $      9,680,850
    NOVA Corporation (a)                                                 300,000            9,435,000
    Equifax Inc.                                                         125,000            4,585,000
                                                                                     ----------------
                                                                                           23,700,850
COMPUTER SERVICES--0.3%
    SunGard Data Systems Inc. (a)                                         30,000     $        900,300
    Electronic Data Systems Corporation                                    5,000              312,500
                                                                                     ----------------
                                                                                            1,212,800
COMPUTER SOFTWARE--1.6%
    The Reynolds and Reynolds Company, Class A                           260,000     $      5,707,000
TELECOMMUNICATIONS--2.7%
    Telephone and Data Systems, Inc.                                      90,000     $      9,787,500
TV PROGRAMMING--0.8%
    AT&T Corp. - Liberty Media Group, Class A (a)                        170,000     $      2,973,300
PRINTING--1.0%
    Valassis Communications, Inc. (a)                                    100,000     $      3,580,000



                                     23



EQUITY AND EQUIVALENTS--61.6%
PHARMACEUTICALS--4.1%
    Chiron Corporation (a)                                               200,000         $ 10,416,000
    Abbott Laboratories                                                   93,000            4,464,930
                                                                                     ----------------
                                                                                           14,880,930
MEDICAL PRODUCTS--6.7%
    C. R. Bard, Inc.                                                     175,000          $ 9,966,250
    Apogent Technologies Inc. (a)                                        200,000            4,920,000
    Sybron Dental Specialties, Inc. (a)                                  236,666            4,849,286
    Edwards Lifesciences Corporation (a)                                 175,000            4,613,000
                                                                                     ----------------
                                                                                           24,348,536
TRANSPORTATION SERVICES--0.7%
    Florida East Coast Industries, Inc.                                   58,500          $ 2,065,050
    Nordic American Tanker Shipping Limited                               32,500              558,350
                                                                                     ----------------
                                                                                            2,623,400
AEROSPACE & DEFENSE--0.1%
    Rockwell Collins                                                      15,000           $  352,650
AGRICULTURAL EQUIPMENT--0.6%
    Alamo Group Inc.                                                     141,900          $ 2,022,075
INSTRUMENTS--2.6%
    Rockwell International Corporation                                   250,000          $ 9,530,000
OIL & NATURAL GAS--10.0%
    Burlington Resources Inc.                                            270,000         $ 10,786,500
    St. Mary Land & Exploration Company                                  500,000           10,630,000
    Conoco Inc.                                                          350,000            9,870,000
    XTO Energy, Inc.                                                     200,000            2,870,000
    Berry Petroleum Company                                              142,000            2,059,000
                                                                                     ----------------
                                                                                           36,215,500
REAL ESTATE--2.4%
    Catellus Development Corporation (a)                                 490,728          $ 8,563,204
DIVERSIFIED CONGLOMERATES--4.2%
    Textron, Inc.                                                        155,000          $ 8,531,200
    Viad Corp.                                                           260,000            6,864,000
                                                                                     ----------------
                                                                                           15,395,200

    TOTAL EQUITY AND EQUIVALENTS (COST: $198,290,941)                                     223,766,070



                                     24


                                                                    SHARES HELD/
                                                                       PAR VALUE

FIXED INCOME--27.7%
PREFERRED STOCK--0.9%

BANK & THRIFTS--0.6%
    BBC Capital Trust I, Preferred, 9.50%                                 47,000          $ 1,132,700
    Pennfed Capital Trust, Preferred, 8.90%                               27,500              715,000
    Fidelity Capital Trust I, Preferred, 8.375%                           43,500              430,650
                                                                                     ----------------
                                                                                            2,278,350

TELECOMMUNICATIONS--0.1%
    MediaOne Finance Trust III, Preferred, 9.04%                          20,000           $  507,000

REAL ESTATE--0.2%
    Host Marriott Corporation, Preferred Class B, 10.00%                  21,000           $  548,100

    TOTAL PREFERRED STOCK (COST: $3,211,923)                                                3,333,450

CORPORATE BONDS--0.6%
RETAIL--0.1%
    Ugly Duckling Corporation, 12.00% due 10/15/2003,
      Subordinated Debenture                                             650,000           $  520,000

OFFICE EQUIPMENT--0.1%
    Xerox Capital Europe Plc, 5.75% due 5/15/2002                        500,000           $  469,920

BUILDING MATERIALS & CONSTRUCTION--0.2%
    Juno Lighting, Inc., 11.875% due 7/1/2009,
      Senior Subordinated Note                                           750,000           $  720,000

UTILITIES--0.2%
    Midland Funding Corporation, 11.75% due 7/23/2005                    500,000           $  548,750

    TOTAL CORPORATE BONDS (COST: $2,250,093)                                                2,258,670

                                     25


                                                                       PAR VALUE

GOVERNMENT AND AGENCY SECURITIES--26.2%
U.S. GOVERNMENT NOTES--25.1%
    United States Treasury Notes, 3.375% due 1/15/2007,
      Inflation Indexed                                              $20,092,500         $ 20,337,388
    United States Treasury Notes, 3.50% due 1/15/2011,
      Inflation Indexed                                               15,241,950           15,299,107
    United States Treasury Notes, 10.75% due 8/15/2005                10,000,000           12,126,200
    United States Treasury Notes, 11.875% due 11/15/2003              10,000,000           11,640,480
    United States Treasury Notes, 7.00% due 7/15/2006                 10,000,000           10,849,360
    United States Treasury Notes, 7.25% due 8/15/2004                  5,000,000            5,369,110
    United States Treasury Notes, 6.125% due 8/15/2007                 5,000,000            5,249,525
    United States Treasury Notes, 5.25% due 8/15/2003                  5,000,000            5,089,760
    United States Treasury Notes, 5.25% due 5/15/2004                  5,000,000            5,087,890
                                                                                     ----------------
                                                                                           91,048,820
U.S. GOVERNMENT AGENCIES--1.1%
    Federal Home Loan Bank, 6.75% due 5/1/2002                       $ 2,000,000          $ 2,045,410
    Federal Home Loan Bank, 6.50% due 10/19/2001                       1,000,000            1,008,246
    Federal Home Loan Mortgage Corporation, 7.00%
       due 2/23/2016                                                   1,000,000              979,494
                                                                                     ----------------
                                                                                            4,033,150

    TOTAL GOVERNMENT AND AGENCY SECURITIES (COST: $94,919,706)                             95,081,970

    TOTAL FIXED INCOME (COST: $100,381,722)                                               100,674,090

SHORT TERM INVESTMENTS--10.4%

COMMERCIAL PAPER--7.5%
    American Express Credit Corporation, 3.83% due 7/9/200           $ 6,000,000          $ 6,000,000
    Ford Motor Credit Corp., 3.78% - 3.83%
      due 7/2/2001 - 7/3/2001                                         11,000,000           11,000,000
    General Electric Capital Corporation, 4.08% due 7/2/2001          10,000,000           10,000,000
                                                                                     ----------------

    TOTAL COMMERCIAL PAPER (COST: $27,000,000)                                             27,000,000
REPURCHASE AGREEMENTS--2.9%
    State Street Repurchase Agreement, 3.85% due 7/2/2001            $10,648,000         $ 10,648,000

    TOTAL REPURCHASE AGREEMENTS (COST: $10,648,000)                                        10,648,000

    TOTAL SHORT TERM INVESTMENTS (COST: $37,648,000)                                       37,648,000
    Total Investments (Cost $336,320,663)--99.7%                                      $    362,088,160
    Other Assets In Excess Of Other Liabilities--0.3%                                        1,215,979
                                                                                     ----------------
    TOTAL NET ASSETS--100%                                                            $    363,304,139
                                                                                     =================


(a) Non-income producing security.

THE OAKMARK GLOBAL FUND

REPORT FROM MICHAEL J. WELSH AND GREGORY L. JACKSON, PORTFOLIO MANAGERS

FELLOW SHAREHOLDERS,

The Oakmark Global Fund increased 16% for the three-month period ending June 30, 2001. As with last quarter's results, we are pleased with these results especially when compared to the increase of 3% for both the MSCI World Index and the Lipper Global Fund Index.

For the twelve-month period ending June 30, 2001, The Oakmark Global Fund returned 28% compared to declines of 20% and 17% for the MSCI World Index and the Lipper Global Fund Index respectively. The 28% gain for the twelve-month period ending June 30, 2001, places The Oakmark Global Fund as the #1 performing global fund out of 260 funds according to Lipper Inc. and in the top 1% of funds classified by Morningstar as World Stock funds.(16)

CONCENTRATION BENEFITS

One of the primary drivers of The Oakmark Global Fund's strong investment performance is our concentrated investment philosophy. We define concentrated investing as placing a large portion of the Fund's assets in our best ideas and limiting our holdings to position sizes that can have a meaningful impact on the overall portfolio. When our current fiscal year began last October, The Oakmark Global Fund's four largest positions comprised 24% of the total assets in the fund. The top four positions were Nova Corporation: 6.9% of assets, ITT Educational: 6% of assets, Reynolds & Reynolds: 5.5% of assets, and Somerfield PLC: 5.2% of assets. Given their large weighting in the fund, we thought we would review how these positions have performed since the current fiscal year began.

[PHOTO][PHOTO]

THE VALUE OF A $10,000 INVESTMENT IN THE OAKMARK GLOBAL FUND FROM ITS INCEPTION (8/4/99) TO PRESENT (6/30/01) AS COMPARED TO THE MSCI WORLD INDEX(14)

[CHART]

                     THE OAKMARK GLOBAL FUND        MSCI WORLD INDEX
        8/1/1999                         $10,000                $10,000
       9/30/1999                          $9,180                 $9,883
      12/31/1999                          $9,981                $11,550
       3/31/2000                         $10,061                $11,668
       6/30/2000                         $10,381                $11,255
       9/30/2000                         $10,922                $10,689
      12/31/2000                         $11,562                $10,028
       3/31/2001                         $11,480                 $8,739
       6/30/2001                         $13,289                 $8,959

                                                AVERAGE ANNUAL TOTAL RETURN(1)
 6/30/01 NAV(4) $13.00                                THROUGH 6/30/01
                                TOTAL RETURN         FROM FUND INCEPTION
                                LAST 3 MONTHS*              8/4/99
THE OAKMARK GLOBAL FUND              15.76%                15.98%(23)
MSCI World Index w/inc.               2.52%                -5.57%
Lipper Global Fund Index(15)          3.22%                 0.52%


*Not annualized.

NOVA CORPORATION - Since September 30, 2000, Nova Corporation's stock price has appreciated 84%. In July of 2000, Nova Corporation experienced problems in one of their acquired merchant portfolios, which caused a significant decline in the company's stock price. After reviewing the situation, we felt the problems Nova was experiencing were temporary and viewed the stock price decline as an opportunity to make Nova the Fund's largest position. On May 7, 2001, Nova Corporation agreed to be acquired by US Bancorp for $31 per share or an 81% premium to the September 30, 2000 closing stock price.

ITT EDUCATIONAL SERVICES - Since September 30, 2000, ITT Educational's stock price has appreciated 66%. In the fall of 2000, ITT Educational faced two issues: 1) The company changed its core curriculum to be more Information Technology oriented, which caused enrollment erosion in their old programs of study (Core Electronics and Computer Aided Design). 2) The Office of Inspector General (OIG) began an investigation into ITT's compensation practices for student recruiters. After extensive research, we concluded that ITT's new curriculum was exceptional and that the erosion in the older programs of study was a temporary issue while the company worked to add more Information Technology content to the older core programs. In addition, we found ITT's compensation practices to be in line with industry standards and felt the OIG investigation would not have a material impact on the company. Since September 30, 2000, both of ITT's issues have been resolved favorably and the stock price has responded accordingly.

REYNOLDS & REYNOLDS - Since September 30, 2000, Reynolds & Reynolds' stock price has appreciated 10.4%. In April of 2000, Reynolds decided to sell their slower growth forms business and focus exclusively on their computer services division. Given that REY was the dominant player in providing computer-based dealer management systems to automotive dealers, which have high recurring revenues and 19% operating margins, we felt that investors would begin to place a much higher valuation on the company. However, the economic slowdown has dampened Reynolds' growth prospects temporarily, causing investors to react more slowly than we had originally estimated in revaluing the business. We continue to like Reynolds' business and future prospects and the company remains one of the largest positions in the Fund.

SOMERFIELD PLC - Since September 30, 2000, Somerfield's stock price has appreciated 58% in U.S. dollars. In April of 2000, John Von Spreckelsen and his team took over the management of the Somerfield. John's team quickly implemented basic retailing standards and stabilized Somerfield's market share, restored its financial health and brought the company back to profitability. Over the next few years, we expect John and his team to revitalize the store base and push Somerfield closer to industry-wide levels of profitability, and we expect the share price to continue to follow these improvements upward.

As you can see from the performance of our largest holdings over the past nine months, we believe we have some of the highest quality research analysts in the industry

[SIDENOTE]

HIGHLIGHTS

- The Fund increased 16% for the quarter, compared to a return of 3% for both the MSCI World Index and the Lipper Global Fund Index.

- A primary driver of the Fund's strong performance is our concentrated philosophy--allowing our best ideas to have a significant impact on performance. Top holdings include Nova Corporation, ITT Educational, Reynolds & Reynolds, and Somerfield PLC.

- We believe we have some of the highest quality research analysts in the industry who continue to find attractive ideas.

who continue to find these attractive ideas. It is important to note that the level of concentration in the Fund will vary depending upon the investment opportunities available. However, we always strive to have a large portion of the Fund's assets concentrated in the best ideas we see around the world. While we experienced solid performance over the past quarter and year, we continue to find many attractive investment ideas which we will highlight in the next quarterly letter.

Thank you for your continued confidence and support.



/s/Michael J. Welsh
MICHAEL J. WELSH, CFA, CPA

Portfolio Manager
102521.2142.compuserve.com



/s/Gregory L. Jackson
GREGORY L. JACKSON

Portfolio Manager
gjackson@oakmark.com

July 10, 2001
                                     29

GLOBAL DIVERSIFICATION--JUNE 30, 2001

[CHART]

UNITED STATES
EUROPE
PACIFIC RIM
LATIN AMERICA
OTHER


 % OF FUND                                      % OF FUND
NET ASSETS                                     NET ASSETS

| | UNITED STATES   47.5%                       | | PACIFIC RIM  13.0%
                                                    Korea         5.0%
| | EUROPE          31.6%                           Japan         4.8%
    Great Britain   14.7%                           Australia     3.2%
   *Italy            4.5%
   *France           4.1%                       | | LATIN AMERICA 3.1%
   *Netherlands      2.8%                           Mexico        1.9%
   *Finland          2.7%                           Panama        1.2%
    Switzerland      2.4%
   *Germany          0.4%                       | | OTHER         1.5%
                                                    Israel        1.5%


* Euro currency countries comprise 14.5% of the Fund.

SCHEDULE OF INVESTMENTS--JUNE 30, 2001


                                       DESCRIPTION                    SHARES HELD         MARKET VALUE
---------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS--96.7%
FOOD & BEVERAGE--7.0%
    Diageo plc                   Beverages, Wines, & Spirits
      (Great Britain)              Manufacturer                          130,000          $ 1,427,101
    Hite Brewery Co., Ltd.       Brewer
      (Korea)                                                             35,500            1,198,347
    Lotte Chilsung Beverage      Soft Drinks, Juices, & Sport Drinks
      Company (Korea)              Manufacturer                            6,700              984,006
                                                                                          -----------
                                                                                            3,609,454
APPAREL--0.7%
    Fila Holding S.p.A.          Athletic Footwear & Apparel
      (Italy), (a)(b)                                                     91,900  $           344,625

RETAIL--7.5%
    Somerfield plc               Food Retailer
      (Great Britain)                                                  1,198,000            2,210,158
    ShopKo Stores, Inc.          Specialty Discount Retailer
      (United States), (a)                                               166,800            1,214,304
    House of Fraser Plc          Department Store
      (Great Britain)                                                    320,000              432,629
                                                                                          -----------
                                                                                            3,857,091

HOME FURNISHINGS--2.8%
    Hunter Douglas N.V.          Window Coverings Manufacturer
      (Netherlands)                                                       52,300   $        1,467,046

OTHER CONSUMER GOODS & SERVICES--1.6%
    Royal Doulton plc            Tableware & Giftware
      (Great Britain), (a)                                             1,340,000  $           802,027

BANK & THRIFTS--1.2%
    Banco Latinoamericano        Latin American Trade Bank
      de Exportaciones, S.A.,
      Class E (Panama), (b)                                               17,300  $           636,121

OTHER FINANCIAL--1.9%
    Ichiyoshi Securities Co.,    Stock Broker
      Ltd. (Japan)                                                       228,000  $           996,392

HOTELS & MOTELS--1.8%
    Jarvis Hotels plc            Hotel Operator
      (Great Britain)                                                    565,000  $           942,892

                                     31



COMMON STOCKS--96.7% (CONT.)
HUMAN RESOURCES--2.2%
    Heidrick & Struggles         Executive Search Firm
      International, Inc.
      (United States), (a)                                                57,000          $ 1,148,550

EDUCATIONAL SERVICES--6.3%
    Learning Tree                Computer Related Education
      International, Inc.
      (United States), (a)                                                92,000            2,109,560
    ITT Educational Services,    Postsecondary Degree Programs
      Inc. (United States), (a)                                           25,000            1,125,000
                                                                                           ----------
                                                                                            3,234,560

MARKETING SERVICES--0.7%
    Arbitron Inc.                Media & Marketing Research
      (United States)                                                     15,300  $           368,730

INFORMATION SERVICES--11.4%
    Equifax Inc.                 Consumer Credit Information
      (United States)                                                     55,000            2,017,400
    Ceridian Corporation         Data Management Services
      (United States)                                                    105,000            2,012,850
    NOVA Corporation
      (United States), (a)       Transaction Processing Services          60,000            1,887,000
                                                                                           ----------
                                                                                            5,917,250

COMPUTER EQUIPMENT--2.5%
    Infocus Corporation          Data/Video Projection Products
      (United States), (a)                                                78,000          $ 1,306,500

COMPUTER SERVICES--2.9%
    Meitec Corporation           Software Engineering Services
      (Japan)                                                             45,100          $ 1,508,035

COMPUTER SOFTWARE--9.9%
    Novell, Inc.                 Network & Internet Integration
      (United States), (a)         Software                              625,000          $ 3,262,500
    The Reynolds and             Information Management Systems
      Reynolds Company,
      Class A (United States)                                             85,000            1,865,750
                                                                                           ----------
                                                                                            5,128,250

                                     32



COMPUTER SYSTEMS--2.0%
    Lectra Systemes              Manufacturing Process Systems
      (France), (a)                                                      268,000          $ 1,056,092

TELECOMMUNICATIONS--2.0%
    CenturyTel, Inc.             Telecommunications
       (United States)                                                    35,000          $ 1,060,500

BROADCASTING & CABLE TV--1.9%
    Grupo Televisa S.A           Television Production &
      (Mexico), (a)(b)             Broadcasting                           24,700         $    988,247

PRINTING--4.2%
    Valassis Communications,     Product Promotions Printer
      Inc. (United States), (a)                                           60,000          $ 2,148,000

MEDICAL PRODUCTS--2.0%
    Edwards Lifesciences         Respiratory Products
      Corporation
      (United States), (a)                                                40,000          $ 1,054,400

AUTOMOBILES--3.9%
    Ducati Motor Holding         Motorcycle Manufacturer
      S.p.A. (Italy), (a)                                              1,328,000          $ 1,991,981

INSTRUMENTS--1.5%
    Orbotech, Ltd.               Optical Inspection Systems
      (Israel), (a)                                                       21,300         $    767,865

MACHINERY & INDUSTRIAL PROCESSING--2.7%
    Metso Oyj                    Paper & Pulp Machinery
      (Finland)                                                          124,000          $ 1,376,597

CHEMICALS--2.4%
    Givaudan                     Fragrance & Flavor Compound
      (Switzerland), (a)           Manufacturer                            4,500          $ 1,248,678

PRODUCTION EQUIPMENT--0.4%
    Krones AG                    Production Machinery
      (Germany)                    Manufacturer                            5,250         $    185,973

                                     33


                                                                    SHARES HELD/
                                                                       PAR VALUE

OTHER INDUSTRIAL GOODS & SERVICES--5.5%
    Enodis plc                   Food Processing Equipment
      (Great Britain)                                                    906,700          $ 1,806,821
    GFI Industries SA            Industrial Fastener Manufacturer
      (France)                                                            42,800            1,056,570
                                                                                          -----------
                                                                                            2,863,391

DIVERSIFIED CONGLOMERATES--7.8%
    Viad Corp.                   Payment Services & Convention
      (United States)              Organizer                              75,000          $ 1,980,000
    Pacific Dunlop Limited       Diversified Manufacture
      (Australia)                                                      3,850,000            1,649,502
    Tae Young Corporation        Heavy Construction
      (Korea)                                                             16,900              409,342
                                                                                          -----------
                                                                                            4,038,844
    TOTAL COMMON STOCKS (COST: $44,950,469)                                                50,048,091

SHORT TERM INVESTMENTS--3.6%

COMMERCIAL PAPER--1.9%
    General Electric Capital Corporation, 4.08% due 7/2/2001          $1,000,000   $        1,000,000
    TOTAL COMMERCIAL PAPER (COST: $1,000,000)                                               1,000,000

REPURCHASE AGREEMENTS--1.7%
    State Street Repurchase Agreement, 3.85% due 7/2/2001                869,000              869,000
    TOTAL REPURCHASE AGREEMENTS (COST: $869,000)                                              869,000
    TOTAL SHORT TERM INVESTMENTS (COST: $1,869,000)                                         1,869,000
    Total Investments (Cost $46,819,469)--100.3%                                          $ 51,917,091
    Foreign Currencies (Proceeds $4,846)--(0.0)%                                              $  4,826
    Other Liabilities In Excess Of Other Assets--(0.3)% (c)                                   (180,492)
                                                                                          -----------

    TOTAL NET ASSETS--100%                                                               $  51,741,425
                                                                                          ============
(a) Non-income producing security.
(b) Represents an American Depository Receipt.
(c) Includes portfolio hedges.

                                     34

THE OAKMARK INTERNATIONAL FUND

Report from David G. Herro and Michael J. Welsh, Portfolio Managers

[PHOTOS]

[CHART]

                      THE OAKMARK                   MSCI WORLD
                       INTERNATIONAL FUND            EX U.S. INDEX
        9/30/1992                       $10,000           $10,000
       12/31/1992                       $10,043            $9,628
        3/31/1993                       $11,890           $10,766
        6/30/1993                       $12,300           $11,834
        9/30/1993                       $13,387           $12,562
       12/31/1993                       $15,424           $12,729
        3/31/1994                       $15,257           $13,133
        6/30/1994                       $14,350           $13,748
        9/30/1994                       $15,278           $13,830
       12/31/1994                       $14,026           $13,664
        3/31/1995                       $13,563           $13,924
        6/30/1995                       $14,749           $14,060
        9/30/1995                       $15,507           $14,631
       12/31/1995                       $15,193           $15,222
        3/31/1996                       $17,021           $15,681
        6/30/1996                       $18,383           $15,937
        9/30/1996                       $18,347           $15,950
       12/31/1996                       $19,450           $16,268
        3/31/1997                       $20,963           $16,016
        6/30/1997                       $22,700           $18,094
        9/30/1997                       $23,283           $18,027
       12/31/1997                       $20,097           $16,637
        3/31/1998                       $22,994           $19,083
        6/30/1998                       $20,253           $19,233
        9/30/1998                       $16,322           $16,404
       12/31/1998                       $18,688           $19,759
        3/31/1999                       $21,258           $20,070
        6/30/1999                       $25,728           $20,650
        9/30/1999                       $23,896           $21,535
       12/31/1999                       $26,065           $25,277
        3/31/2000                       $26,012           $25,416
        6/30/2000                       $27,856           $24,530
        9/30/2000                       $27,306           $22,663
       12/31/2000                       $29,324           $21,897
        3/31/2001                       $26,763           $18,825
        6/30/2001                       $29,437           $18,629

THE VALUE OF A $10,000 INVESTMENT IN THE OAKMARK
INTERNATIONAL FUND FROM ITS INCEPTION (9/30/92) TO
PRESENT (6/30/01) COMPARED TO THE MSCI WORLD EX U.S. INDEX(17)


                                                      AVERAGE ANNUAL TOTAL RETURN(1)
6/30/01 NAV(4) $15.52                                        THROUGH 6/30/01
                                       TOTAL RETURN         FROM FUND INCEPTION
                                       LAST 3 MONTHS*            9/30/92
------------------------------------------------------------------------------------
THE OAKMARK INTERNATIONAL FUND            9.99%              13.13%
MSCI World ex U.S. Index w/inc.          -1.04%               7.37%
MSCI EAFE Index w/inc.(18)               -1.32%               7.18%
Lipper International Fund Index(19)       0.59%               9.05%

*Not annualized.

FELLOW SHAREHOLDERS,

Your fund achieved an outstanding 10% return in the 2nd calendar quarter of this year. This compares very favorably with the MSCI World ex U.S. Index, which lost 1% and the Lipper International Fund Index, which was up 1%.

Since its inception almost 9 years ago, your fund has achieved an annual rate of return of 13%. This compares to a 7% return for MSCI World ex U.S. Index and a 9% return for the Lipper International Fund Index. Since inception, the Fund's 13% return put it in the top 5% of all international funds in the Lipper Universe ranking 4th of 89 funds.(20)

PATIENCE AND DISCIPLINE DO PAY OFF!

The results you have just read about are derived from what we think are our two strongest attributes as managers: our very sound value investment philosophy and the disciplined execution of that same philosophy. A clear example of this is embodied in our investment in SOMERFIELD PLC, the UK based grocery store chain. We have been involved in this company twice over the last 4 years. The first time we bought it at a low price, and sold it at a healthy profit less than 2 years later as the share hit its sell price.

We started to repurchase the shares on price weakness at around 200p after management disappointed the market with a poorly executed acquisition. The stock continued to plummet as a result of problems related to this acquisition. When the dust finally settled in April of 2000, the market was valuing the company at just 50p. Even though the market hated the business, we were firmly convinced, given the company's competitive advantages, financial strength and new, proven management, that the underlying value of Somerfield was worth several multiples of its 50p price. While the "street" in London was talking bankruptcy, we saw firm financial footing based on the low debt levels and the intrinsic value of the company's owned real estate. We also recognized the natural advantage of their urban locations as well as the strength of the new management team, which had a long track record of retail success. As a result of the unrealistic market price, we substantially increased our holdings making it one of your fund's largest positions.

Over the last year, Somerfield's share price has risen over 145%! In this last quarter alone, almost two percentage points of return to the Fund are attributable to this stock. More importantly, the company is growing business value again, is turning around the division that caused the original troubles and has maintained its pristine balance sheet. And, like clockwork, the "street" now loves the stock. The same sell-side analyst who said the company was going under just over one year ago, presently says its worth over 200p. Now we actually agree with him!

This illustrates the strength of our independent thinking and the adherence to our value philosophy. THESE ELEMENTS ARE THE SOURCE OF OUR SUCCESS. Certainly, every stock we own does not always give us the excitement of Somerfield, but we hope this example has provided insight into how we think and behave as investors.

AND HERE IS ONE THAT HAS NOT WORKED SO WELL

For a long time, we have held shares in the Italian athletic footwear and apparel maker, FILA. We originally bought the company when it was first floated, more than doubled our money and sold as the shares hit fair value. At that point we should have moved on. However, on rising market share and sales momentum, the stock soared from the $30's (where we sold it) to over $120 dollars! We thought the stock was grossly overpriced until it fell back into the low $40's. The company's sales and profits were much higher than before, but growth had slowed. We began to rebuild a position, although we later realized we overestimated the quality of the management and underestimated the weakness of the brand in the USA.

The operating situation of Fila got worse before finally stabilizing. Management was replaced with more astute people and sales continued to grow outside of the USA.

These factors as well as the financial security of a major Italian company being the majority shareholder, let us to believe the company had bottomed. However, the hidden mistakes of the old management kept surfacing. Sadly, costs grew as fast as revenues in the glory years and when revenues dropped, costs did not. This presented the new management with problems that distracted them from brand building. Excess warehouse space, the ludicrous Grant Hill endorsement contract, and poorly managed foreign subsidiaries represented assets that were not carrying their weight.

The vast value destruction caused by previous management, much of which appeared in the form of delayed "landmines," has taken its toll. Today, we still think the company has merits, especially since much has been done to repair the mistakes of the past. Fila had the biggest negative impact for the quarter costing the Fund almost one-half percent.

Today, the Fila brand is gaining strength, albeit slowly, and is more visible in the US. Fila is a major global brand that has unique attributes tied to its Italian heritage. Fila remains undervalued but is, unfortunately, worth only a fraction of our original appraisal. The lessons learned from this investment were painful but we hope to put them to good use in our research process in the future.

[SIDEBAR]

HIGHLIGHTS

- The Fund increased 10% in the 2nd quarter, which compares favorably with the MSCI World ex U.S. Index, which lost 1%, and the Lipper International Fund Index, which was up 1%.

- A clear example of our disciplined adherence to our value philosophy is Somerfield plc, the UK based grocery store chain, which has risen over 145% over the past year.

- Foreign currencies, the Euro and a number in emerging markets, are substantially under priced. Though investment decisions are not predicated on currency movement, we believe owning these currencies at attractive prices will enhance return.

LOOKING AHEAD

We continue to find many companies across countries and industries that fit our strict investment criteria. We also believe foreign currencies such as the Euro and some of those in emerging markets are substantially under priced. Though our investment decisions are not predicated on currency movements, we believe that owning some of these currencies at these prices will enhance return going forward. Finally, we thank our loyal shareholders that continue to place their trust and hard earned savings with us. We will continue to work hard to deliver strong results.

[/s/ DAVID G. HERRO]

DAVID G. HERRO, CFA

Portfolio Manger
dherro@compuserve.com



[/s/ MICHAEL J. WELSH

MICHAEL J. WELSH, CFA, CPA

Portfolio Manager
102521.2142@compuserve.com

July  11,  2001

THE OAKMARK INTERNATIONAL FUND

INTERNATIONAL DIVERSIFICATION--JUNE 30, 2001

[CHART]


                       % OF FUND
                      NET ASSETS
--------------------------------
-  EUROPE                59.9%
   Great Britain         21.4%
   *Netherlands           7.4%
   *Finland               7.0%
   *France                6.7%
   Sweden                 6.5%
   *Italy                 3.5%
   Switzerland            3.1%
   *Ireland               2.3%
   *Greece                1.5%
   *Austria               0.5%


                       % OF FUND
                      NET ASSETS
--------------------------------
-  PACIFIC RIM           21.8%
   Japan                  6.4%
   Korea                  6.1%
   Australia              4.2%
   Singapore              2.6%
   Hong Kong              2.5%


                       % OF FUND
                      NET ASSETS
--------------------------------
-  LATIN AMERICA         12.6%
   Mexico                 4.8%
   Brazil                 3.3%
   Panama                 2.3%
   Argentina              2.2%


                       % OF FUND
                      NET ASSETS
--------------------------------
-  OTHER                 1.4%
   Israel                1.4%

*Euro currency countries comprise 28.9% of the Fund.

THE OAKMARK INTERNATIONAL FUND

SCHEDULE OF INVESTMENTS--JUNE 30, 2001 (UNAUDITED)

                                 DESCRIPTION                         SHARES HELD         MARKET VALUE
-----------------------------------------------------------------------------------------------------

COMMON STOCKS--95.7%
FOOD & BEVERAGE--10.6%
    Diageo plc (Great Britain)   Beverages, Wines, & Spirits
                                   Manufacturer                        3,104,000         $ 34,074,775
    Fomento Economico            Soft Drink & Beer Manufacturer
      Mexicano, S.A. de C.V.
      (Mexico), (b)                                                      531,600           22,757,796
    Quilmes Industrial S.A.      Brewer
      (Argentina), (b)                                                   935,600           19,647,600
    Lotte Chilsung Beverage      Soft Drinks, Juices, & Sport Drinks
      Company (Korea)              Manufacturer                           93,000           13,658,593
    Lotte Confectionery Co.,     Confection Manufacturer
      Ltd. (Korea)                                                        20,670            2,797,324
                                                                                           ----------
                                                                                           92,936,088
APPAREL--3.1%
    Giordano International       Pacific Rim Clothing Retailer &
      Limited (Hong Kong)          Manufacturer                       32,491,000         $ 17,079,041
    Fila Holding S.p.A.          Athletic Footwear & Apparel
      (Italy), (a)(b)                                                  2,716,800           10,188,000
                                                                                           ----------
                                                                                           27,267,041
RETAIL--4.6%
    Somerfield plc               Food Retailer
      (Great Britain)                                                 22,130,000         $ 40,827,038

HOUSEHOLD PRODUCTS--1.2%
    Reckitt Benckiser plc        Household Cleaners &
      (Great Britain)              Air Fresheners                        417,200          $ 6,016,438
    Kimberly-Clark de Mexico,    Hygiene Products Manufacturer
      S.A. de C.V., Class A
      (Mexico), (a)                                                    1,182,000            3,499,660
    Societe BIC SA (France)      Basic Consumer Products
                                   Manufacturer                           28,500            1,038,549
                                                                                           ----------
                                                                                           10,554,647
HOME FURNISHINGS--3.9%
    Hunter Douglas N.V.          Window Coverings Manufacturer
      (Netherlands)                                                    1,206,984         $ 33,856,608

OTHER CONSUMER GOODS & SERVICES--1.0%
    Shimano Inc. (Japan)         Bicycle Components Manufacturer         598,000          $ 8,813,439

                                 DESCRIPTION                         SHARES HELD         MARKET VALUE
-----------------------------------------------------------------------------------------------------
BANK & THRIFTS--11.2%
    Uniao de Bancos Brasileiros  Commercial Banking
      S.A. (Brazil), (c)                                                 863,500         $ 21,976,075
    Banca Popolare di Verona     Commercial Banking
      (Italy)                                                          2,195,000           20,796,501
    Banco Latinoamericano        Latin American Trade Bank
      de Exportaciones, S.A.,
      Class E (Panama), (b)                                              555,100           20,411,027
    BNP Paribas SA (France)      Commercial Banking                      153,000           13,329,028
    Kookmin Bank (Korea)         Commercial Banking                      430,000            5,769,704
    United Overseas Bank         Commercial Banking
      Limited, Foreign Shares
      (Singapore)                                                        888,968            5,610,940
    Svenska Handelsbanken AB     Commercial Banking
      (Sweden)                                                           362,700            5,187,147
    Bank of Ireland (Ireland)    Commercial Banking                      453,000            4,453,563
    National Australia Bank      Commercial Banking
      Limited (Australia)                                                 65,000            1,162,088
                                                                                           ----------
                                                                                           98,696,073
OTHER FINANCIAL--2.9%
    Daiwa Securities Group Inc.  Stock Broker
      (Japan)                                                          2,424,000         $ 25,365,408

HOTELS & MOTELS--2.0%
    Mandarin Oriental            Hotel Management
      International Limited
      (Singapore)                                                     33,134,400         $ 17,561,232

HUMAN RESOURCES--1.4%
    Michael Page International   Recruitment Consultancy Services
      plc (Great Britain), (a)                                         5,123,000         $ 10,100,609
    Vedior NV (Netherlands)      Temporary Staffing                      284,000            2,575,230
                                                                                           ----------
                                                                                           12,675,839
MARKETING SERVICES--0.7%
    Cordiant Communications      Advertising and Media Services
      Group plc (Great Britain)                                        2,469,000          $ 6,171,839

COMPUTER SERVICES--2.5%
    Meitec Corporation (Japan)   Software Engineering Services           667,200         $ 22,309,550

                                    40

                                 DESCRIPTION                         SHARES HELD         MARKET VALUE
-----------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS--3.1%
    Panafon Hellenic Telecom     Mobile Telecommunications
      S.A. (Greece)                                                    2,365,000         $ 12,826,999
    Telemig Celular              Mobile Telecommunications
      Participacoes S.A.
      (Brazil), (a)                                                2,293,200,000            7,261,054
    SK Telecom Co., Ltd.         Mobile Telecommunications
      (Korea)                                                             45,370            6,680,781
                                                                                           ----------
                                                                                           26,768,834
BROADCASTING & CABLE TV--1.3%
    Grupo Televisa S.A.          Television Production &
      (Mexico), (a)(b)             Broadcasting                          283,500         $ 11,342,835

Publishing--7.3%
    John Fairfax Holdings        Newspaper Publisher
      Limited (Australia)                                              9,874,500         $ 20,397,781
    Wolters Kluwer NV            Reference Material Publisher
      (Netherlands)                                                      634,000           17,058,739
    Independent News &           Newspaper Publisher
      Media PLC (Ireland)                                              7,674,400           15,283,620
    N.V. Holdingmaatschappij     Newspaper Publisher
      De Telegraaf
      (Netherlands)                                                      652,100           11,605,061
                                                                                           ----------
                                                                                           64,345,201
MEDICAL PRODUCTS--2.8%
    Gambro AB, Class A           Manufacturer of Dialysis Procucts
      (Sweden)                                                         4,000,000         $ 24,464,269

AUTOMOTIVE--4.2%
    Compagnie Generale des       Tire Manufacturer
      Establissements Michelin
      (France)                                                           632,000         $ 20,014,932
    Autoliv, Inc (Sweden)        Automotive Safety Systems
                                   Manufacturer                          789,200           13,573,108
    Dongah Tire Industry         Innertube Manufacturer
      Company (Korea)                                                    166,290            3,561,074
                                                                                           ----------
                                                                                           37,149,114
AEROSPACE--2.5%
    Rolls-Royce plc              Aviation & Marine Power
      (Great Britain)                                                  7,142,702         $ 22,029,357

                                    41

                                 DESCRIPTION                         SHARES HELD         MARKET VALUE
-----------------------------------------------------------------------------------------------------
AIRPORT MAINTENANCE--1.0%
    Grupo Aeroportuario del      Airport Operator
      Sureste S.A. de C.V.
      (Mexico), (a)(b)                                                   242,000          $ 4,525,400
    Flughafen Wien AG            Airport Management &
      (Austria)                    Operations                            125,522            4,068,790
                                                                                           ----------
                                                                                            8,594,190
INSTRUMENTS--1.4%
    Orbotech, Ltd. (Israel), (a) Optical Inspection Systems              336,000         $ 12,112,800

MACHINERY & INDUSTRIAL PROCESSING--4.3%
    Metso Oyj (Finland)          Paper & Pulp Machinery                3,402,100         $ 37,768,724

BUILDING MATERIALS & CONSTRUCTION--2.4%
    Kumkang Korea Chemical       Building Materials
      Co., Ltd. (Korea)                                                  377,840         $ 21,470,493

COMPONENTS--2.5%
    IMI plc (Great Britain)      Components Manufacturer               4,624,000         $ 14,586,833
    Morgan Crucible Company      Crucible & Components
      plc (Great Britain)        Manufacturer                          1,556,000            7,012,207
                                                                                           ----------
                                                                                           21,599,040
CHEMICALS--4.8%
    Givaudan (Switzerland), (a)  Fragrance & Flavor Compound
                                   Manufacturer                           98,050         $ 27,207,306
    Nufarm Limited (Australia)   Agricultural & Industrial
                                   Chemical Producer                  10,127,815           15,161,307
                                                                                           ----------
                                                                                         $ 42,368,613
OTHER INDUSTRIAL GOODS & SERVICES--10.9%
    Enodis plc (Great Britain)   Food Processing Equipment            21,270,000           42,385,674
    Chargeurs SA (France)        Wool, Textile Production &
                                   Trading                               350,067           24,623,127
    Kone Corporation,            Elevators
      Class B (Finland)                                                  351,160           24,253,622
    FKI plc (Great Britain)      Industrial Manufacturing              1,236,315            4,761,915
                                                                                           ----------
                                                                                           96,024,338
STEEL--1.6%
    SSAB Svenskt Stal AB,        Steel Producer
      Series A (Sweden)                                                1,575,920         $ 13,624,251

                                    42

                                 DESCRIPTION                         SHARES HELD         MARKET VALUE
-----------------------------------------------------------------------------------------------------
DIVERSIFIED CONGLOMERATES--0.5%
    First Pacific Company        Diversified Operations
      Limited (Hong Kong)                                             21,587,752          $ 4,677,466

    TOTAL COMMON STOCKS (COST: $849,473,514)                                              841,374,327

SHORT TERM INVESTMENTS--4.3%

COMMERCIAL PAPER--2.8%
    Ford Motor Credit Corp., 3.78% - 3.83% due
      7/2/2001 - 7/3/2001                                             15,000,000         $ 15,000,000
    General Electric Capital Corporation, 4.08% due 7/2/2001          10,000,000           10,000,000
                                                                                           ----------

    TOTAL COMMERCIAL PAPER (COST: $25,000,000)                                             25,000,000

REPURCHASE AGREEMENTS--1.5%
    State Street Repurchase Agreement, 3.85% due 7/2/2001             12,915,000           12,915,000

    TOTAL REPURCHASE AGREEMENTS (COST: $12,915,000)                                   $    12,915,000

    TOTAL SHORT TERM INVESTMENTS (COST: $37,915,000)                                       37,915,000
    Total Investments (Cost $  887,388,514)--100.0%                                    $   879,289,327
    Foreign Currencies (Proceeds  $  333,129)--0.0%                                         $  332,631
    Other Liabilities In Excess Of Other Assets--(0.0)% (d)                                   (288,289)
                                                                                           ----------
    TOTAL NET ASSETS--100%                                                             $   879,333,669
                                                                                           ----------
                                                                                           ----------

(a) Non-income producing security.
(b) Represents an American Depository Receipt.
(c) Represents a Global Depository Receipt.
(d) Includes portfolio hedges.

THE OAKMARK INTERNATIONAL
SMALL CAP FUND

Report from David G. Herro and Michael J. Welsh, Portfolio Managers

[PHOTOS]
[CHART]

                 THE OAKMARK
                 INTERNATIONAL         MSCI WORLD
                 SMALL CAP FUND        EX U.S. INDEX
      10/31/1995               $10,000            $10,000
      12/31/1995                $9,630            $10,684
       3/31/1996               $10,970            $11,006
       6/30/1996               $11,570            $11,186
       9/30/1996               $11,590            $11,195
      12/31/1996               $12,038            $11,418
       3/31/1997               $12,080            $11,241
       6/30/1997               $13,181            $12,699
       9/30/1997               $12,672            $12,652
      12/31/1997                $9,642            $11,677
       3/31/1998               $11,429            $13,394
       6/30/1998                $9,892            $13,499
       9/30/1998                $8,211            $11,513
      12/31/1998               $10,529            $13,868
       3/31/1999               $13,118            $14,086
       6/30/1999               $15,317            $14,493
       9/30/1999               $15,439            $15,114
      12/31/1999               $16,190            $17,741
       3/31/2000               $15,387            $17,839
       6/30/2000               $15,529            $17,217
       9/30/2000               $14,908            $15,906
      12/31/2000               $14,756            $15,369
       3/31/2001               $15,232            $13,213
       6/30/2001               $15,777            $13,075

THE VALUE OF A $10,000 INVESTMENT IN THE OAKMARK INTERNATIONAL SMALL CAP FUND FROM ITS INCEPTION (11/1/95) TO PRESENT (6/30/01) AS COMPARED TO THE MSCI WORLD EX U.S. INDEX(17)

                                                        AVERAGE ANNUAL TOTAL RETURN(1)
6/30/01 NAV(4) $11.28                                          THROUGH 6/30/01
                                     TOTAL RETURN           FROM FUND INCEPTION
                                    LAST 3 MONTHS*                 11/1/95
--------------------------------------------------------------------------------------
THE OAKMARK INTERNATIONAL SMALL
   CAP FUND                             3.58%                  8.38%
MSCI World ex U.S. Index w/inc.        -1.04%                  4.84%
Lipper International Small Cap Fund
   Average(21)                          0.28%                 11.45%
Micropal Equity International Small
   Cap Index(22)                       -0.42%                 10.17%

*Not annualized.

FELLOW SHAREHOLDERS:

The recent quarter ending June 30, 2001, was another positive one for the Oakmark International Small Cap Fund. The portfolio gained 4% compared to a return of less than and 1% in the Lipper International Small Cap Average and a 1% decline in the MSCI World ex U.S. index.

For the first six months of 2001 your fund has returned 7% compared to a loss in the Lipper International Small Cap Average of 13% and a decline in the MSCI World ex U.S. index of 15%. The Fund's positive performance is especially heartening given the difficulties in overseas markets so far this year. It is in times like these that disciplined value investors pause to give thanks and then continue poking around for gems among the debris.

PORTFOLIO PERFORMANCE

The strength of your Fund's performance this year is due to stock selection. Geographically, the parts of the world where the out-performance has been most pronounced are the United Kingdom, Hong Kong, and Singapore.

In the United Kingdom, the market is down approximately 13% while our investments are up 10%. Two outstanding performers include House of Fraser and Jarvis Hotels, which returned 56% and 16%, respectively. We still see tremendous upside in Jarvis Hotels, so much so that it is the largest position in the Fund. Management is proactively taking action, both strategic and financial, to close the gap between the current share price and business value.

In Hong Kong, stocks are down on average around 15%. Your Fund's investments have substantially outperformed the index returning over 20% so far in 2001. Kingmaker Footware and Jusco Stores are the two standouts, with six month total returns of 40% and 117%. Our investment in Jusco Stores is a wonderful example of the virtue of patience. As the company steadily built business value over the past three years, the share price languished. Of course, it is our job as analysts to pay more attention to the former than the latter. In May, the share price shot up 70% in the two days after the company announced annual results and a massive increase in the dividend, both of which reflected the fine work management had quietly been doing. Jusco, even after this share price move, still trades for 8 times our estimate of current earnings and yields over 8%.

Our investments in Singapore returned over 20% in the last six months, compared with a ugly 20% drop in the local market. Dairy Farm International and Delgro Corporation have both been terrific. Dairy Farm has appreciated 50% from our average cost, while Delgro has returned over 20% so far this year.

CURRENCY IMPACT OF THE STRONG US DOLLAR

One of the reasons investment returns in overseas markets have lagged those achieved at home in recent years is the continued strength of the US Dollar ("USD"). In the first six months of this year your Fund lost approximately 6% on foreign currency.

The USD has been on a bull run since the dark nadir of the first quarter of 1995. Long time shareholders of The Oakmark International Fund will recall that at that time we thought the USD was very undervalued relative to the currencies of the rest of the developed world. You may remember all of the trend-extrapolating pundits warning that the USD was in a permanent bear market, that it was losing its reserve currency status, that it was going to parity with the Deutsche mark, etcetera, etcetera. Our belief in the under-valuation of the USD was so strong at that time that we hedged nearly 80% of our European currency exposure.

That was then; this is now. The USD has now been appreciating for over six years, with the Deutsche mark losing nearly 40% of its value over that time. The value of the Euro since its inception has been flimsy at best. Currently, the USD is at a 28-year high on a trade-weighted basis. Foreign investors cannot get enough of the mighty greenback, with portfolio and direct investment continuing to push its value higher. At the same time, there are some worrisome economic signals, most important of which appears to be the dramatic slowdown of productivity growth. While currencies are completely unpredictable in the short-term, in the end they do reflect economic fundamentals.

In this environment we are even more excited about investing your money in overseas opportunities. We believe there is a good chance that, over the medium term, part of your future return from the Fund will come from holding the underlying foreign currencies in which these investments are denominated.

[SIDEBAR]

HIGHLIGHTS

- The Fund's performance this year is heartening given the difficulties in overseas markets. For the first six months of 2001 it returned 7% compared to a loss in the Lipper International Small Cap Average of 8% and a decline in the MSCI World ex U.S. index of 15%.

- Geographically, out-performance has been most pronounced in the United Kingdom, Hong Kong, and Singapore.

- Overseas markets have lagged in recent years because of the continued strength of the US Dollar--currently at a 28-year high on a trade-weighted basis. We believe that over the intermediate term a portion of Fund returns will come from holding our investment's underlying foreign currencies.

OPPORTUNITY AHEAD

Even with the Fund's strong recent performance, we remain extremely optimistic about investment prospects going forward. International small cap investing is starting to return to investor's radar screens as an asset class that not only can provide strong diversification to US-based investors but, more importantly, can provide strong absolute investment returns.

[/s/ DAVID G. HERRO

DAVID G. HERRO, CFA

Portfolio Manger
dherro@compuserve.com


[/s/ MICHAEL J. WELSH

MICHAEL J. WELSH, CFA, CPA

Portfolio Manager
102521.2142@compuserve.com


July 11, 2001

THE OAKMARK INTERNATIONAL SMALL CAP FUND

INTERNATIONAL DIVERSIFICATION--JUNE 30, 2001

[CHART]


                       % OF FUND
                      NET ASSETS
--------------------------------
-  EUROPE                46.5%
   Great Britain         14.2%
   *France                8.9%
   *Italy                 7.6%
   *Germany               2.9%
   *Finland               2.4%
   *Netherlands           2.0%
   *Ireland               1.9%
   Denmark                1.7%
   *Belguim               1.6%
   Switzerland            1.6
   Sweden                 1.1%
   Spain                  0.6%


                       % OF FUND
                      NET ASSETS
--------------------------------
-  PACIFIC RIM           41.6%
   Japan                  9.7%
   Hong Kong              8.5%
   Korea                  6.2%
   Singapore              5.1%
   New Zealand            4.8%
   Australia              2.8%
   Thailand               2.3%
   Phillippines           2.2%


                       % OF FUND
                      NET ASSETS
--------------------------------
-  LATIN AMERICA          4.2%
   Mexico                 3.7%
   Brazil                 0.5%


                       % OF FUND
                      NET ASSETS
--------------------------------
-  OTHER                 2.8%
   Bermuda               2.8%

*Euro currency countries comprise 27.3% of the Fund.

THE OAKMARK INTERNATIONAL SMALL CAP FUND

SCHEDULE OF  INVESTMENTS--JUNE  30, 2001 (UNAUDITED)

                                 DESCRIPTION                         SHARES HELD         MARKET VALUE
-----------------------------------------------------------------------------------------------------
COMMON STOCKS--95.1%

FOOD & BEVERAGE--9.0%
    Hite Brewery Co., Ltd.       Brewer
      (Korea)                                                             93,400    $       3,152,833
    Mikuni Coca-Cola             Soft Drink Manufacturer
      Bottling Co., Ltd.
      (Japan)                                                            219,000            2,432,163
    Alaska Milk                  Milk Producer
      Corporation
      (Philippines)                                                   49,394,000            1,959,743
    Grupo Continental,           Soft Drink Manufacturer
      S.A. (Mexico)                                                    1,237,000            1,796,416
    Baron De Ley,                Wines & Spirits Manufacturer
      S.A. (Spain), (a)                                                   31,750              613,469
                                                                                            ---------
                                                                                            9,954,624
APPAREL--1.9%
    Kingmaker Footwear           Athletic Footwear Manufacturer
      Holdings Limited
      (Hong Kong)                                                      9,570,000       $    2,098,092

RETAIL--11.1%
    Dairy Farm
      International Holdings     Supermarket Chain
      Limited (Singapore)                                              2,502,000       $    1,751,400
    House of Fraser              Department Store
      Plc (Great Britain)                                              1,180,000            1,595,322
    Carpetright plc              Carpet Retailer
      (Great Britain)                                                    189,000            1,563,741
    Dickson Concepts             Jewlery Wholesaler & Retailer
      (International)
      Limited (Hong Kong)                                              4,345,000            1,448,371
    Denny's Japan Co., Ltd.      Restaurant Chain
      (Japan)                                                             88,000            1,432,443
    York-Benimaru Co., Ltd.      Supermarket Chain
      (Japan)                                                             53,100            1,319,942
    Jusco Stores                 Department Stores
      (Hong Kong) Co.,
      Limited (Hong Kong)                                              5,486,000            1,097,228
    MFI Furniture Group plc      Household Furniture Retailer
      (Great Britain)                                                    658,000            1,081,877
    Harvey Nichols plc           High Fashion Clothing Retailer
      (Great Britain)                                                    356,400            1,033,952
                                                                                            ---------
                                                                                           12,324,276

                                 DESCRIPTION                         SHARES HELD         MARKET VALUE
-----------------------------------------------------------------------------------------------------
HOME FURNISHINGS--2.0%
    Industrie Natuzzi S.p.A.     Home Furniture Manufacturer
      (Italy), (b)                                                       163,200    $       2,261,952

OFFICE EQUIPMENT--2.6%
    Neopost SA (France), (a)     Mailroom Equipment Supplier             114,300    $       2,930,121

OTHER CONSUMER GOODS & SERVICES--3.4%
    Royal Doulton plc            Tableware & Giftware
      (Great Britain), (a)                                             4,387,000    $       2,625,740
    Il Shin Spinning             Fabric & Yarn Manufacturer
      Company (Korea)                                                     44,550            1,162,993
                                                                                            ---------
                                                                                            3,788,733
INSURANCE--3.8%
    Hannover
      Rueckversicherungs-AG      Reinsurance Servies
      (Germany)                                                           27,800    $       2,164,375
    IPC Holdings, Ltd.           Reinsurance Provider
      (Bermuda)                                                           87,700            2,102,169
                                                                                            ---------
                                                                                            4,266,544
OTHER FINANCIAL--4.6%
    Ichiyoshi Securities Co.,    Stock Broker
      Ltd. (Japan)                                                       713,000    $       3,115,909
    JCG Holdings Ltd.            Consumer Finance
      (Hong Kong)                                                      3,321,000            1,979,878
                                                                                            ---------
                                                                                            5,095,787
HOTELS & MOTELS--4.3%
    Jarvis Hotels plc            Hotel Operator
      (Great Britain)                                                  2,836,000    $       4,732,817

HUMAN RESOURCES--3.6%
    United Services Group        Temporary Staffing Services
      NV (Netherlands)                                                   127,300    $       2,195,365
    Creyf's NV (Belgium)         Temporary Staffing Services              95,000            1,811,424
                                                                                            ---------
                                                                                            4,006,789
MARKETING SERVICES--2.2%
    Asatsu-DK Inc. (Japan)       Advertising Services Provider           119,000    $       2,414,161

COMPUTER SYSTEMS--1.7%
    Lectra Systemes              Manufacturing Process Systems
      (France), (a)                                                      475,400    $       1,873,381

                                    49

                                 DESCRIPTION                         SHARES HELD         MARKET VALUE
-----------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS--0.5%
    Telemig Celular              Mobile Telecommunications
      Participacoes S.A.
      (Brazil), (a)                                                  190,000,000    $         601,605

BROADCASTING & CABLE TV--0.5%
    ABS-CBN Broadcasting         Television & Broadcasting Operator
      Corporation (Philippines)                                          685,000    $         522,651

PUBLISHING--5.0%
    Matichon Public              Newspaper Publisher
      Company Limited,
      Foreign Shares
      (Thailand)                                                       2,039,500     $      2,546,558
    Edipresse S.A.               Newspaper & Magazine Publisher
      (Switzerland)                                                        5,660            1,824,180
    VLT AB, Class B              Newspaper Publisher
      (Sweden)                                                           153,450            1,185,487
                                                                                            ---------
                                                                                            5,556,225
PRINTING--1.2%
    Hung Hing Printing Group     Printing Company
      Limited (Hong Kong)                                              3,373,000     $      1,318,963

AUTOMOBILES--3.4%
    Ducati Motor Holding         Motorcycle Manufacturer
      S.p.A. (Italy), (a)                                              2,545,000     $      3,817,464

TRANSPORTATION SERVICES--3.3%
    Mainfreight Limited          Logistics Services
      (New Zealand)                                                    3,993,551     $      1,811,027
    DelGro Corporation           Bus, Taxi, & Car Leasing
      Limited (Singapore)                                              1,126,000            1,792,207
                                                                                            ---------
                                                                                            3,603,234
AIRPORT MAINTENANCE--3.9%
    Grupo Aeroportuario          Airport Operator
      del Sureste S.A. de C.V.
      (Mexico), (a)(b)                                                   124,900     $      2,335,630
    Kobenhavns Lufthavne         Airport Management & Operations
      A/S (Copnehagen
      Airports A/S)
      (Denmark)                                                           24,800            1,933,531
                                                                                            ---------
                                                                                            4,269,161

                                    50

                                 DESCRIPTION                         SHARES HELD         MARKET VALUE
-----------------------------------------------------------------------------------------------------
INSTRUMENTS--2.1%
    Halma plc (Great             Detection Systems Producer
      Britain)                                                           521,000    $       1,148,279
    Rotork plc (Great            Industrial Controls & Instruments
      Britain)                     Supplier                              182,000              916,310
    Vaisala Oyj, Class A         Atmospheric Observation Equipment
      (Finland)                                                           11,200              284,743
                                                                                            ---------
                                                                                            2,349,332
MACHINERY & INDUSTRIAL PROCESSING--1.3%
    ASM Pacific                  Semiconductor Machinery
      Technology Limited
      (Hong Kong)                                                        815,000    $       1,468,083

BUILDING MATERIALS & CONSTRUCTION--5.0%
    Fletcher Building            Building Materials Manufacturer
      Limited (New Zealand)                                            3,652,000    $       3,504,506
    Grafton Group plc            Building Materials Distributor
      (Ireland)                                                          723,000            2,077,074
                                                                                            ---------
                                                                                            5,581,580
CHEMICALS--2.1%
    Kemira Oyj (Finland)         Chemicals                               459,400    $       2,335,910

PRODUCTION EQUIPMENT--4.4%
    Interpump Group Spa          Pump and Piston Manufacturer
      (Italy)                                                            700,500    $       2,392,363
    NSC Groupe (France)          Textile Equipment Manufacturer           17,466            1,423,170
    Krones AG (Germany)          Production Machinery Manufacturer        29,300            1,037,906
                                                                                            ---------
                                                                                            4,853,439
OTHER INDUSTRIAL GOODS & SERVICES--4.2%
    GFI Industries SA            Industrial Fastener Manufacturer
      (France)                                                           145,800    $       3,599,249
    Coats Viyella plc            Textile Manufacturer
      (Great Britain)                                                  1,460,000            1,074,322
                                                                                            ---------
                                                                                            4,673,571

                                 DESCRIPTION                         SHARES HELD         MARKET VALUE
-----------------------------------------------------------------------------------------------------
DIVERSIFIED CONGLOMERATES--8.0%
    Pacific Dunlop Limited       Diversified Manufacturer
      (Australia)                                                      7,299,626    $       3,127,466
    Haw Par Corporation          Healthcare & Leisure Products
      Ltd. (Singapore)                                                   903,000            2,150,944
    Jardine Strategic            Diversified Operations
      Holdings Limited
      (Bermuda)                                                          340,700              974,402
    Tae Young Corporation        Heavy Construction
      (Korea)                                                            106,600            2,582,007
                                                                                            ---------
                                                                                            8,834,819

    TOTAL COMMON STOCKS (COST: $110,332,177)                                              105,533,314

SHORT TERM INVESTMENTS--4.8%

COMMERCIAL PAPER--3.6%
    Ford Motor Credit Corp., 3.83% due 7/2/2001                      $ 2,000,000         $  2,000,000
    General Electric Capital Corporation, 4.08% due 7/2/2001           2,000,000            2,000,000

    TOTAL COMMERCIAL PAPER (COST: $4,000,000)                                               4,000,000

REPURCHASE AGREEMENTS--1.2%
    State Street Repurchase Agreement, 3.85% due 7/2/2001            $ 1,301,000       $    1,301,000

    TOTAL REPURCHASE AGREEMENTS (COST: $1,301,000)                                          1,301,000

    TOTAL SHORT TERM INVESTMENTS (COST: $5,301,000)                                         5,301,000
    Total Investments (Cost $115,633,177)--99.9%                                       $   110,834,314
    Foreign Currencies (Proceeds $25,730)--0.0%                                                $25,713

    Other Assets In Excess Of Other Liabilities--0.1% (c)                                       71,359
                                                                                            ---------

    TOTAL NET ASSETS--100%                                                              $  110,931,386
                                                                                            ---------
                                                                                            ---------

(a) Non-income producing security.
(b) Represents an American Depository Receipt.
(c) Includes portfolio hedges.

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This material must be preceded or accompanied by a prospectus. To order a prospectus, which explains management fees and expenses and the special risks of investing in the funds, visit www.oakmark.com or call 1-800-OAKMARK. Please read the prospectus carefully before investing.

The discussion of investments and investment strategy of the funds represents the investments of the funds and the views of fund managers and Harris Associates, L.P., the funds' investment adviser, at the time of this article, and are subject to change without notice.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than original cost.

INVESTING IN VALUE STOCKS PRESENTS THE RISK THAT VALUE STOCKS MAY FALL OUT OF FAVOR WITH INVESTORS AND UNDERPERFORM GROWTH STOCKS DURING GIVEN PERIODS.

BECAUSE THE OAKMARK SELECT FUND IS NON-DIVERSIFIED, THE PERFORMANCE OF EACH HOLDING WILL HAVE A GREATER IMPACT ON THE FUND'S TOTAL RETURN, AND MAY MAKE THE FUND'S RETURN MORE VOLATILE THAN A MORE DIVERSIFIED FUND.

INVESTING IN FOREIGN SECURITIES REPRESENTS RISKS WHICH IN SOME WAY MAY BE GREATER THAN IN U.S. INVESTMENTS. THOSE RISKS INCLUDE: CURRENCY FLUCTUATION; DIFFERENT REGULATION, ACCOUNTING STANDARDS, TRADING PRACTICES AND LEVELS OF AVAILABLE INFORMATION; GENERALLY HIGHER TRANSACTION COSTS; AND POLITICAL RISKS.

THE STOCKS OF SMALLER COMPANIES OFTEN INVOLVE MORE RISK THAN THE STOCKS OF LARGER COMPANIES. STOCKS OF SMALL COMPANIES TEND TO BE MORE VOLATILE AND HAVE A SMALLER PUBLIC MARKET THAN STOCKS OF LARGER COMPANIES. SMALL COMPANIES MAY HAVE A SHORTER HISTORY OF OPERATIONS THAN LARGER COMPANIES, MAY NOT HAVE AS GREAT AN ABILITY TO RAISE ADDITIONAL CAPITAL AND MAY HAVE A LESS DIVERSIFIED PRODUCT LINE, MAKING THEM MORE SUSCEPTIBLE TO MARKET PRESSURE.

THE OAKMARK EQUITY AND INCOME FUND INVESTS IN MEDIUM AND LOWER-QUALITY DEBT SECURITIES WHICH HAVE HIGHER YIELD POTENTIAL BUT PRESENT GREATER INVESTMENT AND CREDIT RISK THAN HIGHER-QUALITY SECURITIES.

 (1) Total return includes change in share prices and in each case includes reinvestment of any dividends and capital gain distributions.

     The performance information for The Oakmark Select Fund, The Oakmark Small Cap Fund, The Oakmark Global Fund, The Oakmark International Fund and The Oakmark International Small Cap Fund does not reflect the imposition of a 2% redemption fee on shares held by an investor less than 90 days. The purpose of this redemption fee is to deter market timers.

(2) Portfolio holdings are subject to change without notice and are not intended as recommendations of individual stocks.

(3) The S&P 500 Index is a broad market-weighted average of U.S. blue-chip companies.

(4) NAV stands for Net Asset Value. NAV is the dollar value of a single mutual fund share, based on the value of the underlying assets of the fund minus its liabilities divided by the number of shares outstanding.

(5) The Dow Jones Industrial Average is an unmanaged index that includes only 30 big companies.

(6) The Lipper Large Cap Value Fund Index measures the performance of the thirty largest U.S. large-cap value funds tracked by Lipper.

(7) The S&P MidCap 400 is an unmanaged broad market-weighted index of 400 stocks that are in the next tier down from the S&P 500 and that are chosen for market size, liquidity, and industry group representation.

(8) The Lipper Mid Cap Value Fund Index measures the performance of the thirty largest U.S. mid-cap value funds tracked by Lipper.

(9) The Russell 2000 Index is an unmanaged, market-weighted index, with dividends reinvested, of 2,000 small companies, formed by taking the largest 3,000 small companies and eliminating the largest 1,000 of those companies.

(10) The Lipper Small Cap Fund Index measures the performance of the thirty largest U.S. small-cap value funds tracked by Lipper.

(11) The S&P Small Cap 600 Index measures the performance of selected U.S. stocks with small market capitalizations.

(12) The Lipper Balanced Fund Index measures the performance of the thirty largest U.S. balanced funds tracked by Lipper.

(13) The Lehman Govt./Corp. Bond Index is an unmanaged index that includes the Lehman Government and Lehman Corporate indices.

(14) The MSCI World Index is made up of 20 country sub-indexes, including the stock exchanges of the U.S., Europe, Canada, Australia and New Zealand and the Far East. This index is unmanaged and investors cannot actually make investments in this index.

(15) The Lipper Global Fund Index is an unmanaged index that includes 30 mutual funds that invest in securities throughout the world.

(16) Lipper, Inc. is an independent monitor of mutual fund performance. The Oakmark Global Fund ranked #7 of 237 funds in the global funds category since inception (8/4/99) as of 6/30/01. Morningstar is an independent monitor of mutual fund performance. There were 228 funds in the World Stock category for the 1-year period ending 6/30/01. Morningstar does not provide a Morningstar Rating for a Fund that is less than three years old (Fund inception 8/4/99).

(17) The MSCI World Ex U.S. Index is an unmanaged index made up of 19 country sub-indexes, excluding the U.S.

(18) The MSCI EAFE Index is the Morgan Stanley Europe, Australia, and Far East Index, which is an unmanaged, market-value weighted index designed to measure the overall condition of overseas markets.

(19) The Lipper International Fund Index is an unmanaged index that includes 30 mutual funds that invest in securities whose primary markets are outside the U.S.

(20) Lipper, Inc. is an independent monitor of mutual fund performance.
     The Oakmark International Fund ranked #6 of 716, #31 of 325 and #4 of 89 funds in the international funds category for the one and five year periods and since inception, respectively as of 6/30/01.

(21) The Lipper International Small Cap Average includes 76 mutual funds that invest in securities whose primary markets are outside the U.S.

(22) The Micropal Equity International Small Cap Index is an unmanaged, unweighted index comprised of all funds within the international small company fund sector.

(23) During the period since inception (8/4/99), IPOs contributed an annualized 3.54% to the performance of The Oakmark Global Fund. As the IPO environment changes and the total net assets of the Fund grow, the impact of IPOs on performance is expected to diminish. "IPO" stands for Initial Public Offering, which is the first sale of stock by a company to the public.

(24) The Price-Earnings Ratio ("P/E") is the most common measure of how expensive a stock is.

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[GRAPHIC]

[GRAPHIC]

THE OAKMARK FAMILY OF FUNDS

     TRUSTEES AND OFFICERS

TRUSTEES
   Victor A. Morgenstern--CHAIRMAN
   Michael J. Friduss
   Thomas H. Hayden
   Christine M. Maki
   Allan J. Reich
   Marv Rotter
   Burton W. Ruder
   Peter S. Voss
   Gary Wilner, M.D.

OFFICERS
   Robert M. Levy--PRESIDENT
   James P. Benson--VICE PRESIDENT
   Henry R. Berghoef--VICE PRESIDENT
   Kevin G. Grant--VICE PRESIDENT
   David G. Herro--VICE PRESIDENT
   Gregory L. Jackson--VICE PRESIDENT
   Clyde S. McGregor--VICE PRESIDENT
   Anita M. Nagler--VICE PRESIDENT
   William C. Nygren--VICE PRESIDENT
   Janet Reali--VICE PRESIDENT AND SECRETARY
   Ann W. Regan--VICE PRESIDENT--
     SHAREHOLDER OPERATIONS AND ASSISTANT SECRETARY
   Edward A. Studzinski--VICE PRESIDENT
   Michael J. Welsh--VICE PRESIDENT
   Kristi L. Rowsell--TREASURER
   John J. Kane--ASSISTANT TREASURER


OTHER INFORMATION

INVESTMENT ADVISER
   Harris Associates L.P.
   Two North LaSalle Street
   Chicago, Illinois 60602-3790

TRANSFER AGENT
   CDC IXIS Asset Management Services, Inc.
   Attention: The Oakmark Family of Funds
   P.O. Box 8510
   Boston, Massachusetts 02266-8510

LEGAL COUNSEL
   Bell, Boyd & Lloyd LLC
   Chicago, Illinois

INDEPENDENT PUBLIC ACCOUNTANTS
   Arthur Andersen LLP
   Chicago, Illinois

FOR MORE INFORMATION:
   Please call 1-800-OAKMARK
   (1-800-625-6275)
   or 617-449-6274

WEBSITE
   www.oakmark.com

24-HOUR NAV HOTLINE
   1-800-GROWOAK (1-800-476-9625)

E-MAIL ADDRESS
   ServiceComments@oakmark.com




This report is submitted for the general information of the shareholders of the Funds. The report is not authorized for distribution to prospective investors in the Funds unless it is accompanied or preceded by a currently effective prospectus of the Funds. No sales charge to the shareholder or to the new investor is made in offering the shares of the Funds.

                                 P.O. Box 8510
                             Boston, MA 02266-8510




                                     [LOGO]
                                    OAKMARK
                                FAMILY OF FUNDS




                                 1-800-OAKMARK
                                 www.oakmark.com

The Oakmark Funds are distributed by Harris Associates Securities L.P., Member NASD. Date of first use: July 2001.